iShares®, Inc.

Statement of Additional Information

Dated August 11, 2011 (as revised October 7, 2011)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus ( the “Prospectus”) for the following fund of iShares, Inc. (the “Company”), as such Prospectus may be revised or supplemented from time to time:

Fund	Ticker	Stock Exchange
iShares MSCI Emerging Markets Small Cap Index Fund (the “Fund”)	EEMS	NYSE Arca

The Prospectus for the Fund is dated August 11, 2011. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (the “Distributor”), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).

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General Description of the Company and the Fund

The Company currently consists of more than 30 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”) representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. The Fund is managed by BlackRock Fund Advisors (“BFA”), a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Company reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Company a cash deposit equal to at least 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs for cash creations or redemptions may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association,

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or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Company reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing all its assets that are invested in Indian securities in a wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”). The remaining assets will be invested directly by the Fund. The Subsidiary and the Fund will collectively invest at least 90% of the Fund’s total assets in securities that comprise the Underlying Index and depositary receipts representing securities of the Underlying Index. BFA will serve as investment adviser to both the Fund and the Subsidiary. Unless otherwise indicated, the term “Fund” as used in this SAI means the Fund and/or the Subsidiary, as applicable. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the Underlying Index.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a non-U.S. currency. The Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience

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losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Futures and Options. Futures contracts and options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. On February 11, 2011, however, the Commodity Futures Trading Commission (“CFTC”) proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, the Fund may be subject to the CFTC registration requirements, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Fund expenses. BFA may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool. Other potentially adverse regulatory initiatives could also develop.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

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Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company’s Board of Directors (the “Board” or the “Directors”). To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund’s investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may

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differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt

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securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Inc., or “A-1” by Standard & Poor’s® (a subsidiary of The McGraw-Hill Companies, Inc.) (“S&P®”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

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Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Emerging Markets Risk. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Risks of Equity Securities. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

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Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Fund’s Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Investing in China. Investment in securities of companies domiciled in China involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan would likely adversely affect the Fund’s investments. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite recent reform and privatizations, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of

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restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which the Fund invests.

The tax laws and regulations in the People’s Republic of China (“PRC”) are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on the Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents.

Risks of Investing in India. India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may offer higher potential for losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by the Fund. The securities markets in India are comparatively underdeveloped and with some exceptions, consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the U.S. or other, more developed countries. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track the Underlying Index.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the U.S., may increase the risk of loss.

Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in Indian companies.

Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, the Fund’s holdings are expected to experience correlated fluctuations.

Natural disasters, such as tsunamis, flooding or droughts, could occur in India, Mauritius or surrounding areas and could negatively affect the Indian economy or operations of the Subsidiary, and, in turn, could negatively affect the Fund.

Risks of Investing in Russia. Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Risks include the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation,

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restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can also be no assurance that the Fund’s investments in these companies would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.

Russia may also be subject to a greater degree of economic, political and social instability than is the case in other developed countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Russia or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect, financial condition, results of operations or prospects.

The Russian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has begun to take bolder steps to re-assert its regional geopolitical influence (including military steps). Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth.

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Tax Risk. The Fund, through the Subsidiary, will seek to obtain benefits from favorable tax treatment by the Indian government pursuant to the treaty between India and the Republic of Mauritius (“DTAA”). The Supreme Court of India has upheld the validity of this DTAA in response to a challenge in a lower court contesting the DTAA’s applicability to entities such as the Fund or the Subsidiary; however, there can be no assurance that any future challenge will result in a favorable outcome. Additionally, in a number of recent cases, the Indian tax authorities have been taking positions that have led to

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uncertainties in relation to the availability of DTAA benefits. Recently, there have been reports in the Indian press that the DTAA may be re-negotiated. There can be no assurance that the terms of the DTAA will not be subject to re-negotiation in the future or subject to a different interpretation or that the Subsidiary will continue to be deemed a tax resident by the Republic of Mauritius, allowing it favorable tax treatment. Any change in the provisions of this DTAA or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

The Direct Taxes Code, 2010 (“New Taxes Code”) was recently tabled before the Lok Sabha (Indian house of Parliament), which, if enacted, will replace the existing Income Tax Act, 1961 (“Income Tax Act”) with effect from April 1, 2012. Further, provisions of the New Taxes Code, if enacted, could change the manner in which the Subsidiary is currently taxed in India, and could adversely impact the returns to the Fund/Subsidiary and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively, including to transactions entered into before the effective date of the New Taxes Code. Investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund. For a brief overview of matters in relation to Indian taxation, please see The Direct Taxes Code, 2010 section of this SAI.

Proxy Voting Policy

The Company has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Company has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

  The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
  The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
  The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of

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interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of the Fund’s investment adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above

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policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Company’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

The MSCI Indexes

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world’s developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free-float adjusted market capitalization in each market of large, mid and small cap securities.

  MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market’s free-float adjusted market capitalization.
  MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

MSCI Global Investable Market Indexes

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of December 2010, 24 are classified as developed markets, 21 as emerging markets, and 26 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.

Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the

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aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

  Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
  Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.

Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Weighting. All indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).

Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free-float adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI’s free-float adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m., London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. MSCI independently monitors the exchange rates on all its indices. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.

Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

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Index maintenance can be described by three broad categories of changes:

  Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
  Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
  Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.

MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.

MSCI Emerging Markets Small Cap Index

Number of Components: approximately 1,987

Index Description. The MSCI Emerging Markets Small Cap Index measures the performance of equity securities of small capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. The MSCI Emerging Markets Index is designed to measure small cap equity market performance in the global emerging markets.

Additional Information. “MSCI,” “Morgan Stanley Capital International” and “MSCI Emerging Markets Small Cap Index” are service marks of MSCI Inc. and have been licensed for use by BTC. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. Nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund’s investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

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3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

  The frequency of trades and quotes for the security;
  The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
  Dealer undertakings to make a market in the security; and
  The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Underlying Index or in Depositary Receipts representing securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

16

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Directors and Officers. The Board has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 222 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman.

Interested Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[1] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Michael Latham[2] (45)	Director (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Charles A. Hurty (67)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).
John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Madhav V. Rajan (46)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).
Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).
Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund and the other funds in the Company (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Robert Kapito has been a Director of the Company since 2009. Mr. Kapito has served as a Trustee of iShares Trust since 2009, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s

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Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is also President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Director of the Company since 2010 and President of the Company since 2007. Mr. Latham served as Principal Financial Officer of the Company from 2002 until 2007. Mr. Latham has served as a Trustee of iShares Trust since 2010, President of iShares Trust since 2007, Principal Financial Officer of iShares Trust from 2002 until 2007, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and President of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Latham is the global head of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in April 2009 and July 2010, he was head of BlackRock’s iShares exchange-traded fund business for the U.S. and Canada and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

George G.C. Parker has been a Director of the Company since 2002 and Chairman of the Company’s Board since 2010. Mr. Parker served as Lead Independent Director of the Company from 2006 until 2010 and Chairman of the Nominating and Governance Committee for the Company from 2002 until 2010. Mr. Parker has served as a Trustee of iShares Trust since 2000, Chairman of iShares Trust’s Board since 2010, Lead Independent Director of iShares Trust from 2006 until 2010, Chairman of the Nominating and Governance Committee for iShares Trust from 2002 until 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of iShares MSCI Russia Capped Index Fund, Inc.’s Board since 2010. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) at the Stanford Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and Ph.D. degree from the Stanford Graduate School of Business.

John E. Martinez has been a Director of the Company since 2003. Mr. Martinez has served as a Trustee of iShares Trust since 2003 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Martinez is a Director of EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Director of the Company since 2005. Ms. Herbert has served as a Trustee of iShares Trust since 2005 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. She is Director of the Board of the Catholic Charities CYO, among the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1994, which she chaired from 1994 to 2005. She is a Trustee of the Thacher School since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

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Charles A. Hurty has been a Director of the Company since 2005 and Chairman of the Audit Committee of the Company since 2006. Mr. Hurty has served as a Trustee of iShares Trust since 2005, Chairman of the Audit Committee of iShares Trust since 2006, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Audit Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Director of the Company since 2005 and Chairman of the Nominating and Governance Committee of the Company since 2010. Mr. Kerrigan has served as a Trustee of iShares Trust since 2005, Chairman of the Nominating and Governance Committee of iShares Trust since 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Nominating and Governance Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston College and is a Chartered Financial Analyst.

Robert H. Silver has been a Director of the Company since 2007. Mr. Silver has served as a Trustee of iShares Trust since 2007 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc., the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the Depository Trust and Clearing Corporation (“DTCC”) and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee since 2001 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA at KPMG LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Madhav V. Rajan has been a Director of the Company since 2011. Mr. Rajan has served as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2011. Mr. Rajan is the Gregor G. Peterson Professor of Accounting at the Stanford Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is coauthor of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds an MS, MBA and Ph.D. in Accounting from Carnegie Mellon University.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of nine members, seven of whom are Independent Directors (defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors meet regularly outside the presence of management, in executive session or with other service providers to the Company.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal

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working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Directors and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Directors have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Company, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Directors. Each Director who is not an interested person (as defined in the 1940 Act) of the Company (“Independent Director”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended August 31, 2010.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors, members or chairpersons of committees of the Board, Lead Independent Director, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Directors. The Nominating and Governance Committee met four times during the fiscal year ended August 31, 2010.

The following table sets forth, as of December 31, 2010, the dollar range of equity securities beneficially owned by each Director in the Fund and in other registered investment companies overseen by the Director within the same family of

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investment companies as the Company. If a fund is not listed below, the Director did not own any securities in that fund as of the date indicated above:

Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert Kapito	None	None	None

Michael Latham	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	Over $100,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	Over $100,000
	iShares MSCI BRIC Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI EAFE Value Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	Over $100,000
	iShares Russell 3000 Index Fund	Over $100,000
	iShares Russell 3000 Value Index Fund	Over $100,000
	iShares Russell Microcap Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000

John E. Martinez	iShares Barclays TIPS Bond Fund	Over $100,000	Over $100,000
	iShares MSCI All Country Asia ex Japan Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Global Consumer Staples Sector Index Fund	Over $100,000

George G.C. Parker	iShares Barclays Aggregate Bond Fund	Over $100,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares S&P 100 Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond fund	$10,001-$50,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	$1-$10,000
	iShares JPMorgan USD Emerging Markets Bond Fund	$1-$10,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Pacific ex-Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P MidCap 400 Growth Index Fund	$10,001-$50,000

Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P Global Energy Sector Fund	$1-$10,000
	S&P Global Technology Sector Index Fund	$1-$10,000
	iShares S&P North American Technology-Multimedia Networking Index Fund	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	Over $100,000

Robert H. Silver	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays 1-3 Year Treasury Bond Fund	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$10,001-$50,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI ACWI ex US Index Fund	Over $100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Growth Index Fund	$50,001-$100,000
	iShares Russell 2000 Index Fund	$1-$10,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares Russell 3000 Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000
	iShares S&P/Citigroup International Treasury Bond Fund	$1-$10,000

Madhav V. Rajan[1]	None	None	None

Darrell Duffie[2]	None	None	None

[1]	Appointed to serve as Director effective May 16, 2011.
[2]	Served as Director through March 19, 2011.

As of December 31, 2010, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Directors. For the calendar year ended December 31, 2010, the Company paid each Independent Director $73,333 for meetings of the Board attended by the Director. Effective January 1, 2011, the Company pays each Independent Director $83,333 for meetings of the Board attended by the Director. The Company also pays Charles Hurty an annual fee of $13,333 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $16,667 for service as the Board’s Lead Independent Director (now, Independent Chairman). John Martinez, John Kerrigan and Cecilia Herbert are also each entitled to $10,000 (plus an additional $1,765 paid to compensate for taxes due in Mauritius) for his or her service as a director of a subsidiary of iShares Trust. The Company pays John Kerrigan an annual fee of $5,000 for service as the Chairperson of the Board’s Nominating and Governance Committee. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

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The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2010:

Name of Interested Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex[3]
Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	Robert S. Kapito and Michael Latham were not compensated by the Company due to their employment with BlackRock, Inc. during the time period reflected in the table.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.

The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2010:

Name of Independent Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex[3]
George G.C. Parker	$90,000	Not Applicable	Not Applicable	$270,000
John E. Kerrigan	77,083	Not Applicable	Not Applicable	243,015
Charles A. Hurty	86,666	Not Applicable	Not Applicable	260,000
Cecilia H. Herbert	73,333	Not Applicable	Not Applicable	231,765
Robert H. Silver	73,333	Not Applicable	Not Applicable	220,000
Darrell Duffie[4]	73,333	Not Applicable	Not Applicable	220,000
John E. Martinez	73,333	Not Applicable	Not Applicable	231,765

[1]	Compensation is not shown for Madhav V. Rajan because he was appointed to serve as Independent Director of the Company effective May 16, 2011.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.
[4]	Served as Director through March 19, 2011.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it has not commenced operations as of the date of this SAI.

Potential Conflicts of Interest. Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”), each has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of Barclays and its affiliates (collectively, the “Barclays Entities”), with respect to the Fund and/or other accounts managed by BlackRock, PNC or Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its

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shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or Barclays Entities are performing services or when position limits have been reached.

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In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates or Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different

29

accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes

30

such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or Barclays Entities reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates or by a Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. The Fund also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and Barclays Entities will be as favorable as those terms offered to other index licensees.

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BlackRock and its Affiliates and Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Company, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc., and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Company and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement, BFA may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund and iShares MSCI Emerging Markets Small Cap Index Fund. The aggregate management fee is calculated as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets over $28.0 billion, up to and including $42.0 billion, plus 0.56% per annum of the aggregate net assets over $42.0 billion, up to and including $56.0 billion, plus 0.50% per annum of the aggregate net assets over $56.0 billion, up to and including $70.0 billion, plus 0.45% per annum of the aggregate net assets over $70.0 billion, up to and including $84.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $84.0 billion.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.69%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The

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Investment Advisory Agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Company. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

The Subsidiary has entered into a separate contract with BFA whereby BFA provides investment advisory services to the Subsidiary. BFA does not receive separate compensation from the Subsidiary for providing it with investment advisory services. The Fund pays BFA a management fee based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA shall pay the costs and expenses related to the provision of those services.

Portfolio Managers. As of April 30, 2011, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

Christopher Bliss
Types of Accounts	Number	Total Assets
Registered Investment Companies	7	$5,500,000,000
Other Pooled Investment Vehicles	174	494,600,000,000
Other Accounts	155	209,400,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Rene Casis
Types of Accounts	Number	Total Assets
Registered Investment Companies	185	$365,800,000,000
Other Pooled Investment Vehicles	39	$53,000,000,000
Other Accounts	4	$325,100,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	186	$368,200,000,000
Other Pooled Investment Vehicles	33	$35,300,000,000
Other Accounts	4	$325,200,000

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Diane Hsiung
Types of Accounts	Number	Total Assets
Accounts with Incentive-Based Fee Arrangements	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	186	$368,200,000,000
Other Pooled Investment Vehicles	41	$54,300,000,000
Other Accounts	6	$325,300,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2011:

Christopher Bliss
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Rene Casis
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A

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Rene Casis
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Other Accounts	0	N/A

Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Greg Savage
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

The discussion below describes the Portfolio Managers’ compensation as of August 11, 2011.

Portfolio Manager Compensation Overview

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of August 11, 2011, the Portfolio Managers did not beneficially own shares of the Fund.

Codes of Ethics. The Company, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

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Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Modules. State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Company, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Company and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Company, State Street maintains in separate accounts cash, securities and other assets of the Company and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Company, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee. International Financial Services Limited (“IFS”) will serve as the Subsidiary’s Mauritius administrator. Pursuant to an agreement with IFS, the Subsidiary will pay a fee for administrative, legal, tax and accounting services to IFS, for certain shareholder services and for providing office space, equipment, personnel and facilities required to provide such services to the Subsidiary.

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Financial Intermediary Compensation. BFA and/or BTC and/or their respective subsidiaries (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general (“Payments”). BFA Entities make Payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid

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by the Fund and other iShares funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make Payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services LLC (“FBS”) and Merrill Lynch, Pierce, Fenner & Smith, Inc. (“ML”). Pursuant to BFA Entities’ arrangement with FBS, FBS has agreed to promote iShares funds to FBS’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the “Co-Branded Marketing Program”). BFA Entities have agreed to facilitate the Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities’ arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs Payments to other Intermediaries that are not listed above. BFA Entities may determine to make Payments based on any number of metrics. For example, BFA Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any Payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the

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determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund Securities (as defined below under Redemption of Creation Units), as applicable. Such transactions may be agreed to at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Following the Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order will typically require the broker or dealer to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or its affiliated broker-dealer. The amount payable to the Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with the Fund (the “Execution Performance Deposit”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and returns to the Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, the Fund receives the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

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The expected amount of any Execution Performance Deposit or Execution Performance Offset for the Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.

Additional Information Concerning the Company

Capital Stock. The Company currently is comprised of 33 series referred to as funds. Each series issues shares of common stock, par value $0.001 per share. The Company has authorized and issued the following funds as separate series of capital stock: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Investable Market Index Fund, the iShares MSCI Belgium Investable Market Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI BRIC Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Chile Investable Market Index Fund, the iShares MSCI Emerging Markets Eastern Europe Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Emerging Markets Small Cap Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Israel Capped Investable Market Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Japan Small Cap Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Investable Market Index Fund, the iShares MSCI Netherlands Investable Market Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, the iShares MSCI Thailand Investable Market Index Fund, the iShares MSCI Turkey Investable Market Index Fund, the iShares MSCI United Kingdom Index Fund and the iShares MSCI USA Index Fund. The Company has authorized for issuance, but is not currently offering for sale to the public, eight additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board the power to establish the number of shares which constitute a Creation Unit or by resolution, restrict the redemption right to Creation Units.

Each share issued by a fund has a pro rata interest in the assets of that fund. The Company is currently authorized to issue 18.35 billion shares of common stock. The following number of shares is currently authorized for each of the funds: the iShares MSCI Australia Index Fund, 627.8 million shares; the iShares MSCI Austria Investable Market Index Fund, 100 million shares; the iShares MSCI Belgium Investable Market Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI BRIC Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Chile Investable Market Index Fund, 200 million shares; the iShares MSCI Emerging Markets Eastern Europe Index Fund, 200 million shares; the iShares MSCI Emerging Markets Index Fund, 2 billion shares; the iShares MSCI Emerging Markets Small Cap Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 1 billion shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 250 million shares; the iShares MSCI Israel Capped Investable Market Index Fund, 500 million; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2.1246 billion shares; the iShares MSCI Japan Small Cap Index Fund, 500 million shares; the iShares MSCI Malaysia Index Fund, 300 million shares; the iShares MSCI Mexico Investable Market Index Fund, 255 million shares; the iShares MSCI Netherlands Investable Market Index Fund, 255 million shares; the iShares MSCI Pacific ex-Japan Index Fund, 1 billion shares; the iShares MSCI Singapore Index Fund, 300 million shares; the iShares MSCI South Africa Index Fund, 400 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 900 million shares; the iShares MSCI Thailand Investable Market Index Fund, 200 million; the iShares MSCI Turkey Investable Market Index Fund, 200 million; the iShares MSCI United Kingdom Index Fund, 934.2 million shares; and the iShares MSCI USA Index Fund, 500 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confer upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law. Stockholders have no cumulative voting rights with respect to their shares. Shares of all funds vote together as a single class except that, if the

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matter being voted on affects only a particular fund or, if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more stockholders may remain a control person of the fund.

Shareholders may make inquiries by writing to iShares, Inc., c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Company or the Fund. The Company or the Fund may be terminated by a majority vote of the Board, or the affirmative vote of a supermajority of the holders of the Company or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the shares of the Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial

41

Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Company issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of August 11, 2011:

Shares Per Creation Unit	Value Per Creation Unit (US$)
200,000	$10,000,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (i.e., the Deposit Securities), which constitutes representation of the securities of the Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Fund currently offers Creation Units partially for cash.

BFA makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day) for the Fund. Such

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Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Fund no later than 4:00 p.m., Eastern time, on any Business Day to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders for Creation Units, to be placed earlier in the day. The Distributor will notify BFA and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. The Custodian shall maintain, or cause any subcustodian to maintain, an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Fund. Deposit Securities must be delivered to an account maintained at the Custodian or any applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Listing Exchange.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

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Acceptance of Order for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance.

Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor and BFA make it impracticable to process purchase orders. The Fund shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 115%, which percentage BFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Fund. Such cash collateral must be delivered no later than 10:00 a.m., Eastern Time, on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fundreserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

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 Creation Units of the Fund are currently offered partially for cash. Purchases of Creation Units for cash are effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the applicable Business Day. If a purchase consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover costs related to the creation transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$19,000	3.0%

*	As a percentage of the net asset value per Creation Unit.

Creation requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant no later than 4:00 p.m., Eastern time, on any Business Day, in order to receive that day’s NAV. Investors other than Authorized Participants are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

Redemption of Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (as described below). Such Fund Securities and the corresponding cash amount are applicable, subject to any adjustments as described below, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consists of a specified amount of cash, Fund Securities, plus additional cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the specified amount of cash and Fund Securities, less a redemption transaction fee (as described below). The Company may, in its sole discretion, substitute a “cash-in-lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

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Costs Associated with Redemption Transactions. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$19,000	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant no later than 4:00 p.m., Eastern time, on any Business Day, in order to receive that day’s NAV. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

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A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (i.e., “T+3”). However, as discussed in the Regular Holidays section, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Company will make delivery of in-kind redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time, on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 115%, which percentage BFA may change from time to time, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time, on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire Fund Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such shares, Fund Securities or Cash Component and the value of the cash collateral.

Because the Portfolio Securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on NYSE Arca is suspended or restricted, (iii) for any period during which an emergency exists as a result of which

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disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the U.S. Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2011 and 2012, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2011

Brazil
January 25	April 21	October 12
March 7	April 22	November 2
March 8	June 23	November 15
March 9	September 7	December 30
Chilé
April 22	October 10
June 27	October 31
August 15	November 1
September 19	December 8
China
January 3	February 7	May 2	October 4
February 2	February 8	June 6	October 5
February 3	April 4	September 12	October 6
February 4	April 5	October 3	October 7
Colombia
January 10	June 6	August 15	December 8
March 21	June 27	October 17
April 21	July 4	November 7
April 22	July 20	November 14
The Czech Republic
April 25	October 28
July 5	November 17
July 6	December 26
September 28
Egypt
January 9	May 1	November 7
January 25	August 31	November 8
February 15	September 1	November 26
April 24	October 6
April 25	November 6

The Egyptian market is closed every Friday.

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Hungary
March 14	October 31
March 15	November 1
April 25	December 26
June 13
India
January 26	April 14	September 1	November 10
February 16	April 22	September 30	December 6
March 2	May 17	October 6
April 1	August 15	October 26
April 4	August 19	October 27
April 12	August 31	November 7
Indonesia
February 3	June 29	September 1
February 15	August 17	September 2
April 22	August 29	December 26
May 17	August 30
June 2	August 31
Malaysia
January 20	February 15	September 1	December 26
February 1	May 2	September 16
February 2	May 17	October 26
February 3	August 30	November 7
February 4	August 31	November 28
Mexico
February 7	September 16
March 21	November 2
April 21	November 21
April 22	December 12
Morocco
January 11	November 7
February 16	November 18
February 17
August 31
Peru
April 21	July 29
April 22	August 30
June 29	November 1
July 28	December 8
The Philippines
April 21	November 1
April 22	November 30
August 29	December 30
Poland
January 6	July 1
April 22	August 15
April 25	November 1
May 3	November 11
June 23	December 26
Russia
January 3	January 7	March 7	June 13
January 4	January 10	March 8	November 3
January 5	February 22	May 2	November 4
January 6	February 23	May 9
South Africa
March 21	May 2	December 26
April 22	June 16
April 25	August 9
April 27	December 16

South Korea
February 2	May 5	September 12
February 3	May 10	September 13
February 4	June 6	October 3
March 1	August 15	December 30

49

Taiwan
January 31	February 7	June 6
February 1	February 28	September 12
February 2	April 4	October 10
February 3	April 5
February 4	May 2
Thailand
January 3	April 14	May 16	August 12
February 18	April 15	May 17	October 24
April 6	May 2	July 1	December 5
April 13	May 5	July 15	December 12
Turkey
May 19	August 31	November 7
August 29	September 1	November 8
August 30	October 28	November 9

2012

Brazil
January 20	April 6	October 12	December 24
January 25	May 1	November 2	December 25
February 20	July 9	November 15	December 31
February 21	September 7	November 20
Chilé
April 6	July 2	October 15
May 1	August 15	November 1
May 21	September 18	December 25
June 4	September 19	December 31
China
January 2	January 30	May 7	October 4
January 16	January 31	May 28	October 5
January 23	February 20	July 4	October 8
January 24	May 1	September 3	November 12
January 25	May 2	October 1	November 22
January 26	May 3	October 2	December 25
January 27	May 4	October 3
Colombia
January 9	May 21	August 7	December 25
March 19	June 11	August 20	December 31
April 5	June 18	October 15
April 6	July 2	November 5
May 1	July 20	November 12
The Czech Republic
April 9	July 6	December 26
May 1	September 28	December 31
May 8	December 24
July 5	December 25
Egypt
January 1	May 1	August 20	November 15
April 15	July 1	August 21
April 16	July 23	October 25
April 25	August 19	October 28

The Egyptian market is closed every Friday.

Hungary
March 15	May 1	October 23	December 25
March 16	May 28	November 1	December 26
April 9	August 20	November 2	December 31
April 30	October 22	December 24

India
January 26	April 6	August 18	October 24
February 20	April 14	August 20	October 27
March 8	May 1	August 22	November 13
March 23	June 30	September 19	November 15
April 2	July 2	September 29	November 28
April 4	August 15	October 2	December 25

50

Indonesia
January 23	June 18	August 23	December 24
February 6	August 17	August 24	December 25
March 23	August 20	October 26	December 26
April 6	August 21	November 15	December 31
May 17	August 22	November 16
Malaysia
January 2	May 1	August 20	November 15
January 23	May 7	August 21	December 25
January 24	May 30	August 31
February 1	May 31	October 26
February 6	June 2	November 13
Mexico
February 6	April 6	November 20
March 19	May 1	December 12
March 21	November 2	December 25
April 5	November 19
Morocco
January 11	August 14	November 6
February 6	August 20	November 15
May 1	August 21
July 30	October 26
Peru
April 5	August 30	December 25
April 6	October 8	December 31
May 1	November 1
June 29	December 24
The Philippines
April 5	June 12	November 2	December 31
April 6	August 20	November 30
April 9	August 21	December 24
May 1	November 1	December 25
Poland
April 6	June 7	December 26
April 9	August 15
May 1	November 1
May 3	December 25
Russia
January 2	January 9	April 30	November 5
January 3	February 23	May 1	December 31
January 4	February 24	May 9
January 5	March 8	June 11
January 6	March 9	June 12
South Africa
January 2	April 27	December 17
March 21	May 1	December 25
April 6	August 9	December 26
April 9	September 24
South Korea
January 23	April 12	August 15	December 25
January 24	May 1	October 1	December 31
March 1	May 28	October 3
April 5	June 6	December 19
April 11	July 17	December 20
Taiwan
January 19	January 25	May 1
January 20	January 26	October 10
January 23	February 28
January 24	April 4
Thailand
January 2	April 16	August 3	December 10
March 8	May 1	August 13	December 31
April 6	May 7	October 23
April 13	June 4	December 5

Turkey
April 23	October 25
August 20	October 26
August 21	October 28
August 30	October 29

51

Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Fund. In calendar years 2011 and 2012, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for the Fund as follows:

2011
Country	Trade Date	Settlement Date	Number of Days to Settle
Brazil	03/02/11	03/10/11	8
	03/03/11	03/11/11	8
	03/04/11	03/14/11	10
China	01/28/11	02/09/11	12
	01/31/11	02/10/11	10
	02/01/11	02/11/11	10
	09/28/11	10/10/11	12
	09/29/11	10/11/11	12
	09/30/11	10/12/11	12
Indonesia	08/24/11	09/05/11	12
	08/25/11	09/06/11	12
	08/26/11	09/07/11	12
Malaysia	01/27/11	02/07/11	11
	01/28/11	02/08/11	11
	01/31/11	02/09/11	9
	08/25/11	09/02/11	8
	08/26/11	09/05/11	10
	08/29/11	09/06/11	8
Russia	12/28/11	01/10/12	13
	12/29/11	01/11/12	13
	12/30/11	01/12/12	13
South Africa	03/14/11	03/22/11	8
	03/15/11	03/23/11	8
	03/16/11	03/24/11	8
	03/17/11	03/25/11	8
	03/18/11	03/28/11	10
	04/15/11	04/26/11	11
	04/18/11	04/28/11	10
	04/19/11	04/29/11	10
	04/20/11	05/03/11	13
	04/21/11	05/04/11	13
	04/26/11	05/05/11	9
	04/28/11	05/06/11	8
	04/29/11	05/09/11	10
	06/09/11	06/17/11	8
	06/10/11	06/20/11	10
	06/13/11	06/21/11	8
	06/14/11	06/22/11	8
	06/15/11	06/23/11	8
	08/02/11	08/10/11	8
	08/03/11	8/11/2011	8
	08/04/11	08/12/11	8
	08/05/11	08/15/11	10
	08/08/11	08/16/11	8
	12/09/11	12/19/11	10
	12/12/11	12/20/11	8
	12/13/11	12/21/11	8
52

2011
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/14/11	12/22/11	8
	12/15/11	12/23/11	8
	12/19/11	12/27/11	8
	12/20/11	12/28/11	8
	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
	12/23/11	01/03/12	11
Taiwan	01/27/11	02/08/11	12
	01/28/11	02/09/11	12
Thailand	04/08/11	04/18/11	10
	04/11/11	04/19/11	8
	04/12/11	04/20/11	8
Turkey	08/25/11	09/02/11	8
	08/26/11	09/05/11	11
2012
Country	Trade Date	Settlement Date	Number of Days to Settle
China	01/18/12	02/01/12	14
	01/19/12	02/02/12	14
	01/20/12	02/03/12	14
	04/26/12	05/08/12	12
	04/27/12	05/09/12	12
	04/30/12	05/10/12	10
	09/26/12	10/09/12	13
	09/27/12	10/10/12	13
	09/28/12	10/11/12	13
The Czech Republic	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Egypt	08/14/12	08/22/12	8
	08/15/12	08/23/12	8
	08/16/12	08/24/12	8
Hungary	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Indonesia	08/14/12	08/27/12	13
	08/15/12	08/28/12	13
	08/16/12	08/29/12	13
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
The Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
South Africa	03/14/12	03/22/12	8
	03/15/12	03/23/12	8
	03/16/12	03/26/12	10
53

2012
Country	Trade Date	Settlement Date	Number of Days to Settle
	03/19/12	03/27/12	8
	03/20/12	03/28/12	8
	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	04/04/12	04/13/12	9
	04/05/12	04/16/12	11
	04/20/12	04/30/12	10
	04/23/12	05/02/12	9
	04/24/12	05/03/12	9
	04/25/12	05/04/12	9
	04/26/12	05/07/12	11
	04/30/12	05/08/12	8
	08/02/12	08/10/12	8
	08/03/12	08/13/12	10
	08/06/12	08/14/12	8
	08/07/12	08/15/12	8
	08/08/12	08/16/12	8
	09/17/12	09/25/12	8
	09/18/12	09/26/12	8
	09/19/12	09/27/12	8
	09/20/12	09/28/12	8
	09/21/12	10/01/12	10
	12/10/12	12/18/12	8
	12/11/12	12/19/12	8
	12/12/12	12/20/12	8
	12/13/12	12/21/12	8
	12/14/12	12/24/12	10
	12/18/12	12/27/12	9
	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
	12/24/12	01/02/13	9
Taiwan	01/17/12	01/27/12	10
	01/18/12	01/30/12	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest,

54

dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after December 2010 are not subject to expiration.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss

55

carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends received deduction for corporations.

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and

56

short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Company, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will

57

be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China (but not with Hong Kong which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom and Venezuela. Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.

A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. The maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction. Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period

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during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.

Issues Related to India and Mauritius Taxes

This discussion does not address the effect on investors, including residents of India, citizens of India (whether resident or non-resident in India or other countries including, the U.S.), of holding shares of the Fund. Investors should consult their own tax advisors as to these issues based upon their own personal situations.

Indian tax matters discussed herein are based on the provisions of the Indian Income Tax Act, 1961 (“ITA”), the provisions of the Double Tax Avoidance Agreement between Mauritius and India (“the DTAA”) and other laws currently in force as of the date of this SAI. All such laws and the DTAA are subject to prospective and retrospective legislative amendment, administrative rulings and judicial review.

The Fund will invest in India through the Subsidiary. For U.S. federal income tax purposes, the Subsidiary has elected to be treated as an entity disregarded from its owner; thus, for U.S. federal tax purposes any income or loss realized by the Subsidiary will be treated as realized by the Fund. Therefore, any investment made by the Fund into the Subsidiary and any distributions received by the Fund from the Subsidiary are disregarded for U.S. federal tax purposes. Furthermore, there is no tax on the Fund’s investment in the Subsidiary or on distributions made from the Subsidiary to the Fund.

No investor will be subject to taxation in India unless such investor is a resident of India or if a non-resident, has an Indian source income or income received (whether accrued or otherwise) in India. The taxation of the Subsidiary and the Fund in India is governed by the provisions of the ITA, read with the provisions of the DTAA. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the DTAA. In order to claim the beneficial provisions of the DTAA, the Subsidiary must be a tax resident of Mauritius. Because the Subsidiary is a tax resident of Mauritius, only the Subsidiary would be subject to Indian taxes.

It is expected that the Fund will not be subject to tax in India on any income distribution made to it. On the assumption that all investments of the Fund in India will be through the Subsidiary (entitled to DTAA benefits as described above) and will have no permanent establishment in India, the Fund should not be subject to any taxation in India on any gain realized on the disposal, repurchase or redemption of shares.

The Central Board of Direct Taxes in India in its Circular 789, issued on April 13, 2000, concluded that a valid residence certificate issued by the Mauritius authorities demonstrated Mauritian residency for purposes of establishing eligibility to qualify for benefits under the DTAA. The Circular was subject to judicial challenge in India by those asserting that the standards for establishing Mauritian residency for purposes of the obtaining such a certificate were insufficient to establish residency for purposes of the DTAA. The Circular was successfully overturned in certain lower Indian courts but was eventually upheld by the highest applicable court, the Supreme Court of India, on October 7, 2003, accordingly the Subsidiary should be eligible for benefits under the DTAA. However, rulings recently issued suggest that a number of factors are being considered by the Indian tax administration when assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company and the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem to be very aggressive towards structures involving offshore funds investing directly or indirectly in India, in particular from Mauritius.

The Subsidiary has been incorporated in Mauritius and has obtained a tax residency certificate from the Mauritius authorities that establishes its residency in Mauritius under the DTAA. The certificate must be renewed annually. The Fund will expect the Subsidiary to maintain its Mauritius tax residency, but it cannot be assured that the Mauritius authorities will successfully renew its certificate of tax residence annually and it will continue to be eligible to the DTAA benefits.

The Subsidiary holds a Category 1 Global Business License issued by the Financial Services Commission of Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits which allows a tax credit against Mauritian taxes for foreign tax on a Mauritian entity’s foreign source income effectively reduces the Mauritius income tax rate to a maximum of 3% because the system presumes, in the absence of evidence, that the foreign tax paid is equal to 80% of the Mauritian tax. Further, the Subsidiary is not subject to capital gains tax in Mauritius

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nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius.

The Subsidiary will attempt to abide by the requirements of the DTAA, to maintain its residency in Mauritius, and to ensure that management and control of the Subsidiary remain in Mauritius. Therefore, so long as the DTAA is in force, the Subsidiary expects to continue to enjoy the benefits provided under the DTAA but this cannot be assured. The Indian press has recently reported that India is seeking to renegotiate the DTAA. It is therefore uncertain whether the terms of this treaty will be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to the Subsidiary could result in the Subsidiary and indirectly the Fund being subject to Indian income taxes, withholding taxes, and other taxes, as well as being subject to administrative or judicial assertion of such tax liabilities by the tax authorities of India. This could significantly reduce the return of the Fund on its investments and the return received by Fund shareholders. Further, it is possible even with renegotiation of the DTAA that the Indian tax authorities may seek to take the position that the Fund is not entitled to the benefits of the DTAA.

The Subsidiary is expected to have income in the form of capital gains, income from dividends and income from interest. The Indian tax consequences for the Subsidiary on account of the application of the DTAA, read with the provisions of the ITA would be as follows:

  Capital gains resulting from the sale of Indian securities (including depositary receipts issued by Indian companies) will not be subject to tax in India, provided the Subsidiary does not have Permanent Establishments (“PE”) in India;
  Dividends on shares received from an Indian company on which dividend distribution tax has been paid are exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a dividend distribution tax at the rate of 16.609%; and
  Interest paid to the Subsidiary in respect of the debt obligations of Indian issuers will be subject to Indian income tax. The tax rate in the case of rupee-denominated debt obligations is 42.23%. In the case of foreign currency-denominated debt obligations, the tax rate is 21.115%.

In the event that the benefits of the DTAA are not available to the Subsidiary, or if the Subsidiary is held to have PE in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows:

  Long-term capital gains (being gains on sale of securities held for a period of more than twelve months) listed on a recognized stock exchange would not be taxable in India provided Securities Transaction Tax (“STT”) has been paid on the same (as discussed below);
  Short-term capital gains (being gains on sale of securities held for a period of twelve months or less) from the sale of Indian securities listed on a recognized stock exchange will be taxed at the rate of 15.836% provided STT has been paid on the same;
  Capital gains realized on sale of listed equity shares not executed on a recognized stock exchange in India and other Indian-listed securities would be taxed at the rate of 10.558% for long-term gains and at 42.23% in the case of short-term gains;
  Short-term capital gains arising to the Subsidiary from the sale of unlisted securities will be taxed at the rate of 42.23% and long-term capital gains will be taxed at the rate of 21.115%; and
  Capital gains arising from the transfer of depositary receipts outside India between non-resident investors will not be subject to tax in India.

In a ruling issued by the Authority for Advance Rulings in India, gains earned by a private equity fund based in Mauritius were held to be “business income.” It is possible that the Indian tax authorities may take a similar view in the case of the Subsidiary. In that event, such gains will not be taxable in India so long as the Fund/Subsidiary do not have a PE in India. In the event that the Fund/Subsidiary are held to have a PE in India, gains attributable to the PE would be taxable in India at the rate of 42.23%.

Indian Minimum Alternative Tax

In the event that the benefits of the DTAA are not available to the Subsidiary, or if the Subsidiary is held to have PE in India, the Subsidiary may be subject to a Minimum Alternate Tax (“MAT”). In the event that a company’s tax liability is less than

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18% of its book profits, then instead of paying income tax at rates provided otherwise under the Income Tax Act, the company will pay MAT on the adjusted book profits as prescribed below:

Companies	For taxable income exceeding INR 10 million	For taxable income less than or equal to INR 10 million
Indian company	19.93%	18.54%
Foreign company having a permanent establishment in India (including a branch and a project office)	19.00%	18.54%

Indian Securities Transaction Tax

All transactions entered on a recognized stock exchange in India will be subject to STT levied on the transaction value. In the case of the purchase/sale of listed equity shares which is settled by way of actual delivery or transfer of the equity share, STT will be levied at the rate of 0.125% on both the buyer and seller of the equity share. For sale of equity shares settled otherwise than by way actual delivery or transfer of the equity share, STT will be levied at the rate of 0.025% on the seller of the equity share. A seller of derivatives would be subjected to an STT of 0.017%. The STT can be set off against business income tax calculated as per provisions of ITA.

The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA. Any change in the DTAA’s application could have a material adverse affect on the returns of the Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the Fund is not entitled to the benefits of the DTAA.

The Direct Taxes Code, 2010

The Direct Taxes Code, 2010 (“New Taxes Code ”) has been recently tabled before the Lok Sabha (Indian house of Parliament), which, if enacted, will replace the existing Income Tax Act with effect from April 1, 2012. The New Taxes Code proposes several changes in the tax regime and administration thereof. There are several provisions therein which may severely impact the proposed structure. They are as follows:

  General anti-avoidance rules would apply (depending on rules yet to be framed by the Indian government) where foreign entities claiming the benefit of a tax treaty lack commercial substance in their country of incorporation. In cases where such anti-avoidance provisions are successfully invoked, the provisions of applicable tax treaties would be overridden.
  Specific rules with respect to the documentation to be provided by a foreign entity which claims the benefit of a tax treaty into which India entered. In particular, the current draft of the New Taxes Code provides that a person shall be entitled to claim relief under the relevant tax treaty only upon receipt of a tax residency certificate in the “prescribed form.” Currently, there is no guidance on what the “prescribed form” is. This seems to suggest that a certificate of residence would be the minimum requirement for treaty entitlement.
  The Subsidiary can be considered to be a resident in India if its place of effective management at any time in the year is in India. “Place of effective management” is defined in the New Taxes Code as (i) the place where the board of directors of the company or its executive directors, as the case may be, make their decisions; or (ii) in a case where the board of directors routinely approve the commercial and strategic decisions made by the executive directors or officers of the company, the place where such executive directors or officers of the company perform their functions.

Excess Inclusion Income. Under current law, the Fund will block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain

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charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If the Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

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Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

For taxable years beginning before January 1, 2012, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” are not treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distribution is subject to 30% withholding by the Fund and is treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution is treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2011, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

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For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS which state that they will provide the IRS information, including the name, address and taxpayer identification number of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax for decedents dying after December 31, 2011, with a lookthrough rule applying before such date.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111 serves as the Company’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and

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(iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

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IS-SAI-EEMS-1011

iShares® , Inc.

Statement of Additional Information

Dated October 7, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares, Inc. (the “Company”):

Fund	Ticker	Stock Exchange
iShares MSCI Emerging Markets Minimum Volatility Index Fund (the “Fund”)	EEMV	NYSE Arca

The Prospectus for the Fund is dated October 7, 2011, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (the “Distributor”), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund’s Prospectus is incorporated by reference to this SAI.

iShares ® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).

i

ii

iii

General Description of the Company and the Fund

The Company currently consists of more than 35 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”) representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. The Fund is managed by BlackRock Fund Advisors (“BFA”), a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Company reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Company a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs for cash creations or redemptions may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Company reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing all its assets that are invested in Indian securities in a wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”). The remaining assets will be invested directly by the Fund. The Subsidiary and the Fund will collectively invest at least 90% of the Fund’s total assets in securities that comprise the Underlying Index and depositary receipts representing securities of the Underlying Index. BFA will serve as investment adviser to both the Fund and the Subsidiary. Unless otherwise indicated, the term “Fund,” as used in this SAI, means the Fund and/or the Subsidiary, as applicable. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the Underlying Index.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a non-U.S. currency. The Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference

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by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Futures and Options. Futures contracts and options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. On February 11, 2011, however, the Commodity Futures Trading Commission (“CFTC”) proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, the Fund may be subject to the CFTC registration requirements, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Fund expenses. BFA may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool. Other potentially adverse regulatory initiatives could also develop.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a

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greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities lent out by the Fund will not be qualified dividend income. The Fund takes the tax effects of this difference into account in its securities lending program.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company’s Board of Directors (the “Board” or the “Directors”). To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund’s investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

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Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with

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longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s ® Investors Service, Inc., “F-1” by Fitch Inc., or “A-1” by Standard & Poor’s ® (a subsidiary of The McGraw-Hill Companies, Inc.) (“S&P ® ”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

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The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Mid-Capitalization Companies Risk. Many of the companies in which the Fund may invest are considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Risks of Equity Securities. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

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Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Fund’s Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Investing in Asia. Investments in securities of certain Asian issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Certain Asian countries in which the Fund invests, including Indonesia and the Philippines, have democracies with relatively short histories, increasing the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North and South Korea each have substantial military capabilities, and historical local tensions between the two present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. Increased political and social unrest in these geographic areas could adversely affect the performance of the Fund’s investments in this region.

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Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting the Fund’s investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign direct investment and could negatively impact the long-term growth of the economy of this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region, which may adversely impact the market value of the securities issued by companies in the region, including securities in which the Fund invests.

Risks of Investing in Central and South America. The economies of certain countries in which the Fund invests are affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on some or all of the countries in which the Fund invests.

Risks of Investing in Emerging Markets Securities. The Fund may invest in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

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Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risks of Investing in Europe. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and possible default on government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro.

Risks of Investing in India. India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may offer higher potential for losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by the Fund. The securities markets in India

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are comparatively underdeveloped and with some exceptions, consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States or other, more developed countries. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track the Underlying Index.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for the Fund.

Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in Indian companies.

Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, the Fund’s holdings are expected to experience correlated fluctuations.

Natural disasters, such as tsunamis, flooding or droughts, could occur in India, Mauritius or surrounding areas and could negatively affect the Indian economy or operations of the Subsidiary, and, in turn, could negatively affect the Fund.

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Investing in Russia. Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Risks include the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can also be no assurance that the Fund’s investments in these companies would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.

Russia may also be subject to a greater degree of economic, political and social instability than is the case in other developed countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional

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means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Russia or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect, financial condition, results of operations or prospects.

The Russian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has begun to take bolder steps to re-assert its regional geopolitical influence (including military steps). Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth.

Risks of Investing in the Consumer Discretionary Sector. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Risks of Investing in the Consumer Staples Sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences and production spending. Companies in the consumers staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumers staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions.

Risks of Investing in the Energy Sector. Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts and technological change. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. In addition, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.

Risks of Investing in the Financials Sector. Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a

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number of financial institutions. These conditions have also contributed to consolidation within the financials industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies continue to revise their outlooks and write down assets that they hold.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund invests, including recent legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and recent legislation on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financials businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.

The profitability of banks, savings and loan associations and finance companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company’s financial condition or prospects, could adversely affect its business.

Risks of Investing in the Health Care Sector. Companies in the health care sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and may diminish the opportunity for a company to profit from a new product or to bring a new product to market. Many health care-related companies are relatively small and unseasoned. Health care companies may also be strongly affected by scientific bio-technology or technological developments and their products may quickly become obsolete. Also, many health care companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning health care have been introduced or considered by the U.S. Congress and other governments in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on health care-related or biotechnology-related companies.

Risks of Investing in the Industrials Sector. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

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Risks of Investing in the Information Technology Sector. The Fund invests in information technology companies, which face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Risks of Investing in the Materials Sector. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations, exchange rates and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Risks of Investing in the Telecommunications Sector. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.

Risks of Investing in the Utilities Sector. Investments in utilities involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing the specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).

Tax Risk. The Fund, through the Subsidiary, will seek to obtain benefits from favorable tax treatment by the Indian government pursuant to the treaty between India and the Republic of Mauritius (the “DTAA”). The Supreme Court of India has upheld the validity of the DTAA in response to a challenge in a lower court contesting the DTAA’s applicability to entities such as the Fund or the Subsidiary; however, there can be no assurance that any future challenge will result in a favorable outcome. Additionally, in a number of recent cases, the Indian tax authorities have taken positions that have led to uncertainties in relation to the availability of DTAA benefits. Recently, there have been reports in the Indian press that the DTAA may be re-negotiated. There can be no assurance that the terms of the DTAA will not be subject to re-negotiation in the future or subject to a different interpretation or that the Subsidiary will continue to be deemed a tax resident by the Republic of Mauritius, allowing it favorable tax treatment. Any change in the provisions of this DTAA or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to theFund on its investments.

The Direct Taxes Code, 2010 (the “New Taxes Code”) was recently tabled before the Lok Sabha (the lower house of the Indian Parliament), which, if enacted, will replace the existing Income Tax Act, 1961 (“ITA”) with effect from April 1, 2012. Further, provisions of the New Taxes Code, if enacted, could change the manner in which the Subsidiary is currently taxed in India, and could adversely impact the returns to the Fund/Subsidiary and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively, including to transactions entered into before the effective date of the New Taxes Code. Investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund. For a brief overview of matters in relation to Indian taxation, please see The Direct Taxes Code, 2010 section of this SAI.

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Volatility Risk. The value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV. Although the Underlying Index was created to seek lower volatility than the MSCI Emerging Markets Index, there is no guarantee that these strategies will be successful. The Fund’s name reflects the name of the Underlying Index as provided by the Index Provider. However, the Index Provider may be unsuccessful in creating an index that minimizes volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund.

Proxy Voting Policy

The Company has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Company has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

  The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
  The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
  The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

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Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of the Fund’s investment adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Company’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

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The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

The MSCI Indexes

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world’s developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free-float adjusted market capitalization in each market of large, mid and small cap securities.

  MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market’s free-float adjusted market capitalization.
  MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

MSCI Global Investable Market Indexes

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of May 30, 2011, 24 are classified as developed markets, 21 as emerging markets, and 26 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.

Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

  Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
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  Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.

Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Weighting. All indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).

Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free-float adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI’s free-float adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. MSCI independently monitors the exchange rates on all its indices. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.

Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

  Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
  Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
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  Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.

MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.

MSCI Global Minimum Volatility Indexes

MSCI Global Minimum Volatility Indexes are designed to reflect lower volatility or lower risk than the capitalization-weighted indexes on which they are based. The indexes aim to reflect the performance of equity portfolios that have the lowest absolute volatility for a given set of investment constraints. Each MSCI Global Minimum Volatility Index seeks lower volatility than the comparable capitalization-weighted MSCI Global Standard Index.

Historically, relative to the MSCI Global Standard Index, the MSCI Global Minimum Volatility Indexes have demonstrated (i) lower portfolio beta; (ii) lower portfolio volatility; (iii) lower market capitalization bias; and (iv) bias towards securities with lower distinctive risk.

The MSCI Global Minimum Volatility Indexes begin with an existing capitalization-weighted MSCI Global Standard Index for a geographic region, which will serve as the universe of eligible securities for performing total risk optimization. After identifying the investor’s base currency, the optimization is performed by applying a security covariance matrix estimated from Barra’s multi-factor risk model to determine weights for securities in the index that minimizes total risk of the MSCI Global Standard Index for a given set of constraints. The following investment constraints apply in constructing the MSCI Global Minimum Volatility Indexes:

  The maximum weight of an index constituent will be the lower of 1.5% or 20 times its weight in the MSCI Global Standard Index;
  The minimum weight of an index constituent will be 0.05%;
  For countries in the MSCI Global Standard Index with weight greater than or equal to 2.5%, the MSCI Global Minimum Volatility Indexes weight will not deviate by more than ±5% of its weight in the MSCI Global Standard Index;
  For countries in the MSCI Global Standard Index with weight less than 2.5%, the maximum MSCI Global Minimum Volatility Indexes weight will be three times its weight in the MSCI Global Standard Index;
  Sector weights will not deviate by more than ±5% from its weight in the MSCI Global Standard Index;
  Exposure to risk indices from Barra’s multi-factor risk model, including (i) Momentum; (ii) Value; (iii) Size; (iv) Size Nonlinearity; (v) Growth; (vi) Liquidity; and (vii) Financial Leverage will be limited to ±0.25 standard deviations relative to the MSCI Global Standard Index; exposure to the volatility risk index will be unlimited; and
  The maximum one-way turnover will be 10%.
MSCI conducts SAIRs of the MSCI Global Minimum Volatility Indexes at the end of May and November, coinciding with the semi-annual reviews of the MSCI Global Standard Indexes. The security covariance matrix used in the optimization for MSCI Global Minimum Volatility Indexes is taken as of the end of April and October. Generally, the MSCI Global Minimum Volatility Indexes will follow the event maintenance of the MSCI Global Standard Index. Initial public offerings (IPOs) and other newly listed securities will only be considered for inclusion in the MSCI Global Minimum Volatility Indexes at the next semi-annual index review, even if they qualify for early inclusion in the MSCI Global Standard Index. There will be no early inclusion of new securities in the MSCI Global Minimum Volatility Indexes, except when a new security is the result of an event affecting an existing index constituent, such as a merger or spin-off. An index constituent will be deleted from the MSCI Global Minimum Volatility Indexes following a corporate event or following a quarterly review of the MSCI Global Standard Index in which the index constituent is simultaneously deleted from the MSCI Global Standard Index.

MSCI Emerging Markets Minimum Volatility Index

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Number of Components: approximately 190

Index Description. The MSCI Emerging Markets Minimum Volatility Index measures the performance of equity securities in global emerging markets that have lower absolute volatility. Component companies include consumer staples, financials and telecommunication services companies. Each security included in the Underlying Index is a current constituent of the MSCI Emerging Markets Index.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

Additional Information. “MSCI” and “MSCI Emerging Markets Minimum Volatility Index” are service marks of MSCI Inc. and have been licensed for use by BTC. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. Nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and the Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or
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purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

  The frequency of trades and quotes for the security;
  The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
  Dealer undertakings to make a market in the security; and
  The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Underlying Index or in Depositary Receipts representing securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

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Management

Directors and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 229 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman.

Interested Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[1] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).
Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).
John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).
Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).
Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).
Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund and the other funds in the Company (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Robert Kapito has been a Director of the Company since 2009. Mr. Kapito has served as a Trustee of iShares Trust since 2009, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions ® . Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is also President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Director of the Company since 2010 and President of the Company since 2007. Mr. Latham served as Principal Financial Officer of the Company from 2002 until 2007. Mr. Latham has served as a Trustee of iShares Trust since 2010, President of iShares Trust since 2007, Principal Financial Officer of iShares Trust from 2002 until 2007, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and President of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock’s iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock’s iShares exchange-traded fund business for the United States and Canada and Chief

25

Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

George G.C. Parker has been a Director of the Company since 2002 and Chairman of the Company’s Board since 2010. Mr. Parker served as Lead Independent Director of the Company from 2006 until 2010 and Chairman of the Nominating and Governance Committee for the Company from 2002 until 2010. Mr. Parker has served as a Trustee of iShares Trust since 2000, Chairman of iShares Trust’s Board since 2010, Lead Independent Director of iShares Trust from 2006 until 2010, Chairman of the Nominating and Governance Committee for iShares Trust from 2002 until 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of iShares MSCI Russia Capped Index Fund, Inc.’s Board since 2010. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) at the Stanford Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and Ph.D. degree from the Stanford Graduate School of Business.

John E. Martinez has been a Director of the Company since 2003. Mr. Martinez has served as a Trustee of iShares Trust since 2003 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Martinez is a Director of EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Director of the Company since 2005. Ms. Herbert has served as a Trustee of iShares Trust since 2005 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. She is Director of the Board of the Catholic Charities CYO, among the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1994, which she chaired from 1994 to 2005. She is a Trustee of the Thacher School since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Director of the Company since 2005 and Chairman of the Audit Committee of the Company since 2006. Mr. Hurty has served as a Trustee of iShares Trust since 2005, Chairman of the Audit Committee of iShares Trust since 2006, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Audit Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Director of the Company since 2005 and Chairman of the Nominating and Governance Committee of the Company since 2010. Mr. Kerrigan has served as a Trustee of iShares Trust since 2005, Chairman of the Nominating and Governance Committee of iShares Trust since 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Nominating and Governance Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation &

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Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston College and is a Chartered Financial Analyst.

Robert H. Silver has been a Director of the Company since 2007. Mr. Silver has served as a Trustee of iShares Trust since 2007 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc., the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the Depository Trust and Clearing Corporation (“DTCC”) and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee since 2001 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA at KPMG LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Madhav V. Rajan has been a Director of the Company since 2011. Mr. Rajan has served as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2011. Mr. Rajan is the Gregor G. Peterson Professor of Accounting at the Stanford Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds an MS, MBA and Ph.D. in Accounting from Carnegie Mellon University.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of nine members, seven of whom are Independent Directors (defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors meet regularly outside the presence of management, in executive session or with other service providers to the Company.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Directors and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Directors have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Company, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters

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for the Company and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Directors. Each Director who is not an interested person (as defined in the 1940 Act) of the Company (“Independent Director”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met five times during the fiscal year ended August 31, 2011.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors, members or chairpersons of committees of the Board, Lead Independent Director, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Directors. The Nominating and Governance Committee met five times during the fiscal year ended August 31, 2011.

The following table sets forth, as of December 31, 2010, the dollar range of equity securities beneficially owned by each Director in the Fund and in other registered investment companies overseen by the Director within the same family of investment companies as the Company. If a fund is not listed below, the Director did not own any securities in that fund as of the date indicated above:

Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert Kapito	None	None	None

Michael Latham	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	Over $100,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	Over $100,000
	iShares MSCI BRIC Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI EAFE Value Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	Over $100,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares Russell 3000 Index Fund	Over $100,000
	iShares Russell 3000 Value Index Fund	Over $100,000
	iShares Russell Microcap Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000

John E. Martinez	iShares Barclays TIPS Bond Fund	Over $100,000	Over $100,000
	iShares MSCI All Country Asia ex Japan Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Global Consumer Staples Sector Index Fund	Over $100,000

George G.C. Parker	iShares Barclays Aggregate Bond Fund	Over $100,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares S&P 100 Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond Fund	$10,001-$50,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	$1-$10,000
	iShares JPMorgan USD Emerging Markets Bond Fund	$1-$10,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Pacific ex-Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P MidCap 400 Growth Index Fund	$10,001-$50,000

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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P Global Energy Sector Fund	$1-$10,000
	iShares S&P Global Technology Sector Index Fund	$1-$10,000
	iShares S&P North American Technology-Multimedia Networking Index Fund	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	Over $100,000

Robert H. Silver	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays 1-3 Year Treasury Bond Fund	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI ACWI ex US Index Fund	Over $100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Growth Index Fund	$50,001-$100,000
	iShares Russell 2000 Index Fund	$1-$10,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares Russell 3000 Index Fund	Over $100,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000
	iShares S&P/Citigroup International Treasury Bond Fund	$1-$10,000

Madhav V. Rajan[1]	None	None	None

Darrell Duffie[2]	None	None	None

[1]	Appointed to serve as Director effective May 16, 2011.
[2]	Served as Director through March 19, 2011.

As of December 31, 2010, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Directors. For the calendar year ended December 31, 2010, the Company paid each Independent Director $73,333 for meetings of the Board attended by the Director. Effective January 1, 2011, the Company pays each Independent Director $83,333 for meetings of the Board attended by the Director. The Company also pays Charles Hurty an annual fee of $13,333 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $16,667 for service as the Board’s Lead Independent Director (now, Independent Chairman). John Martinez, John Kerrigan and Cecilia Herbert are also each entitled to $10,000 (plus an additional $1,765 paid to compensate for taxes due in Mauritius) for his or her service as a director of subsidiaries of the Company and iShares Trust. The Company pays John Kerrigan an annual fee of $5,000 for service as the Chairperson of the Board’s Nominating and Governance Committee. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2010:

Name of Interested Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex[3]
Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	Robert S. Kapito and Michael Latham were not compensated by the Company due to their employment with BlackRock, Inc. during the time period reflected in the table.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.
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The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2010:

Name of Independent Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex[3]
George G.C. Parker	$90,000	Not Applicable	Not Applicable	$270,000
John E. Kerrigan	77,083	Not Applicable	Not Applicable	243,015
Charles A. Hurty	86,666	Not Applicable	Not Applicable	260,000
Cecilia H. Herbert	73,333	Not Applicable	Not Applicable	231,765
Robert H. Silver	73,333	Not Applicable	Not Applicable	220,000
Darrell Duffie[4]	73,333	Not Applicable	Not Applicable	220,000
John E. Martinez	73,333	Not Applicable	Not Applicable	231,765

[1]	Compensation is not shown for Madhav V. Rajan because he was appointed to serve as Independent Director of the Company effective May 16, 2011.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.
[4]	Served as Director through March 19, 2011.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it has not commenced operations as of the date of this SAI.

Potential Conflicts of Interest. Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”), each has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of Barclays and its affiliates (collectively, the “Barclays Entities”), with respect to the Fund and/or other accounts managed by BlackRock, PNC or Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for

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the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or Barclays Entities are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another

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Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates or Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in

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connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or Barclays Entities reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates or by a Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. The Fund also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for the Fund, BlackRock is not permitted to

35

obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

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BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Company, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc., and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory

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Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Company and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement, BFA may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

For its investment advisory services BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, iShares MSCI Emerging Markets Minimum Volatility Index Fund and iShares MSCI Emerging Markets Small Cap Index Fund. The aggregate management fee is calculated as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets over $28.0 billion, up to and including $42.0 billion, plus 0.56% per annum of the aggregate net assets over $42.0 billion, up to and including $56.0 billion, plus 0.50% per annum of the aggregate net assets over $56.0 billion, up to and including $70.0 billion, plus 0.45% per annum of the aggregate net assets over $70.0 billion, up to and including $84.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $84.0 billion.

Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.69%. BFA has contractually agreed to waive a portion of its management fee for its investment advisory services to the Fund in order to limit Total Annual Operating Expenses to 0.25% of average daily net assets until December 31, 2014. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

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If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Company. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

The Subsidiary has entered into a separate contract with BFA whereby BFA provides investment advisory services to the Subsidiary. BFA does not receive separate compensation from the Subsidiary for providing it with investment advisory services. The Fund pays BFA a management fee based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA shall pay the costs and expenses related to the provision of those services.

Portfolio Managers. As of July 31, 2011, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

Christopher Bliss
Types of Accounts	Number	Total Assets
Registered Investment Companies	9	$5,200,000,000
Other Pooled Investment Vehicles	175	$382,000,000,000
Other Accounts	157	$274,900,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Rene Casis
Types of Accounts	Number	Total Assets
Registered Investment Companies	185	$337,000,000,000
Other Pooled Investment Vehicles	27	$41,500,000,000
Other Accounts	5	$304,200,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	186	$339,200,000,000
Other Pooled Investment Vehicles	15	$9,200,000,000
Other Accounts	3	$6,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	186	$339,200,000,000
Other Pooled Investment Vehicles	42	$50,600,000,000
Other Accounts	7	$310,100,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are

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allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2011:

Christopher Bliss
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Rene Casis
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A

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Greg Savage
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Other Accounts	0	N/A

The discussion below describes the Portfolio Managers’ compensation as of July 31, 2011.

Portfolio Manager Compensation Overview

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of July 31, 2011, the Portfolio Managers did not beneficially own shares of the Fund.

Codes of Ethics. The Company, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Company, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Company and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Company, State Street maintains in separate

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accounts cash, securities and other assets of the Company and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Company, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Subsidiary Administrator. International Financial Services Limited (“IFS”) will serve as the Subsidiary’s Mauritius administrator. Pursuant to an agreement with IFS, the Subsidiary will pay a fee for administrative, legal, tax and accounting services to IFS, for certain shareholder services and for providing office space, equipment, personnel and facilities required to provide such services to the Subsidiary.

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Financial Intermediary Compensation. BFA and/or BTC and/or their respective subsidiaries (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general (“Payments”). BFA Entities make Payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make Payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary

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to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services LLC (“FBS”) and Merrill Lynch, Pierce, Fenner & Smith, Inc. (“ML”). Pursuant to BFA Entities’ arrangement with FBS, FBS has agreed to promote iShares funds to FBS’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the “Co-Branded Marketing Program”). BFA Entities have agreed to facilitate the Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities’ arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs Payments to other Intermediaries that are not listed above. BFA Entities may determine to make Payments based on any number of metrics. For example, BFA Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any Payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in

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comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund Securities (as defined below under Redemption of Creation Units), as applicable. Such transactions may be agreed to at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Following the Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order will typically require the broker or dealer to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or its affiliated broker-dealer. The amount payable to the Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with the Fund (the “Execution Performance Deposit”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and returns to the Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, the Fund receives the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

The expected amount of any Execution Performance Deposit or Execution Performance Offset for the Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.

Additional Information Concerning the Company

Capital Stock. The Company currently is comprised of 36 series referred to as funds. Each series issues shares of common stock, par value $0.001 per share. The Company has authorized and issued the following funds as separate series of capital stock: iShares MSCI All Country World Minimum Volatility Index Fund, iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Emerging Markets Minimum Volatility Index Fund, iShares MSCI Emerging Markets Small Cap Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund,

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iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund, iShares MSCI Turkey Investable Market Index Fund, iShares MSCI United Kingdom Index Fund and iShares MSCI USA Index Fund. The Company has authorized for issuance, but is not currently offering for sale to the public, eight additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board the power to establish the number of shares which constitute a Creation Unit or by resolution, restrict the redemption right to Creation Units.

Each share issued by a fund has a pro rata interest in the assets of that fund. The Company is currently authorized to issue 21.85 billion shares of common stock. The following number of shares is currently authorized for each of the funds: iShares MSCI All Country World Minimum Volatility Index Fund, 500 million shares; iShares MSCI Australia Index Fund, 627.8 million shares; iShares MSCI Austria Investable Market Index Fund, 100 million shares; iShares MSCI Belgium Investable Market Index Fund, 136.2 million shares; iShares MSCI Brazil Index Fund, 500 million shares; iShares MSCI BRIC Index Fund, 500 million shares; iShares MSCI Canada Index Fund, 340.2 million shares; iShares MSCI Chile Investable Market Index Fund, 200 million shares; iShares MSCI Emerging Markets Eastern Europe Index Fund, 200 million shares; iShares MSCI Emerging Markets Index Fund, 2 billion shares; iShares MSCI Emerging Markets Minimum Volatility Index Fund, 500 million shares; iShares MSCI Emerging Markets Small Cap Index Fund, 500 million shares; iShares MSCI EMU Index Fund, 1 billion shares; iShares MSCI France Index Fund, 340.2 million shares; iShares MSCI Germany Index Fund, 382.2 million shares; iShares MSCI Hong Kong Index Fund, 250 million shares; iShares MSCI Israel Capped Investable Market Index Fund, 500 million; iShares MSCI Italy Index Fund, 63.6 million shares; iShares MSCI Japan Index Fund, 2.1246 billion shares; iShares MSCI Japan Small Cap Index Fund, 500 million shares; iShares MSCI Malaysia Index Fund, 300 million shares; iShares MSCI Mexico Investable Market Index Fund, 255 million shares; iShares MSCI Netherlands Investable Market Index Fund, 255 million shares; iShares MSCI Pacific ex-Japan Index Fund, 1 billion shares; iShares MSCI Singapore Index Fund, 300 million shares; iShares MSCI South Africa Index Fund, 400 million shares; iShares MSCI South Korea Index Fund, 200 million shares; iShares MSCI Spain Index Fund, 127.8 million shares; iShares MSCI Sweden Index Fund, 63.6 million shares; iShares MSCI Switzerland Index Fund, 318.625 million shares; iShares MSCI Taiwan Index Fund, 900 million shares; iShares MSCI Thailand Investable Market Index Fund, 200 million; iShares MSCI Turkey Investable Market Index Fund, 200 million; iShares MSCI United Kingdom Index Fund, 934.2 million shares; and iShares MSCI USA Index Fund, 500 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confer upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law. Stockholders have no cumulative voting rights with respect to their shares. Shares of all funds vote together as a single class except that, if the matter being voted on affects only a particular fund or, if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more stockholders may remain a control person of the fund.

In accordance with the Company’s Articles of Restatement dated September 24, 2008, as amended, the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

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Stockholders may make inquiries by writing to iShares, Inc., c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Company or the Fund. The Company or the Fund may be terminated by a majority vote of the Board, or the affirmative vote of a supermajority of the shareholders of the Company or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Company’s organizational documents provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the shares of the Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any

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records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Company issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of October 7, 2011:

Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
200,000	$10,000,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) ( i.e., the Deposit Securities), which constitutes a representation of the securities of the Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Fund currently offers Creation Units for Deposit Securities but reserves the right to utilize an additional “cash” or “partial cash” option for creation of shares.

BFA makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as

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described below) would be restricted under applicable securities laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Fund generally no later than 4:00 p.m. Eastern time on any Business Day to receive that day’s NAV (“Closing Time”) (normally 4:00 p.m. Eastern time) on any Business day. On days when the Listing Exchange closes earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor will notify BFA and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. The Custodian shall maintain, or cause any subcustodian to maintain, an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Fund. Deposit Securities must be delivered to an account maintained at the Custodian or any applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-off Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time of the regular trading session of the Listing Exchange.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund by 4:00 p.m., Eastern time, on any Business Day in order to receive that Business Day’s NAV. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. The time for the submission of purchase orders, as described herein, is referred to as the Fund’s “Cut-off Time.” The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s proprietary

48

website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance in accordance with the Company’s standard Cut-off Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance.

Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor and BFA make it impracticable to process purchase orders. The Fund shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

49

Creation Units of each Fund are currently offered partially for cash. Purchases of Creation Units for cash are effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the applicable Business Day. If a purchase consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover costs related to the creation transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$6,100	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (as described below). Such Fund Securities and the corresponding cash amount are applicable, subject to any adjustments as described below, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of a specified amount of cash, Fund Securities, plus additional cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a request in proper form, and the value of the specified amount of cash and Fund Securities, less a redemption transaction fee (as described below).

Costs Associated with Redemption Transactions. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

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The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$6,100	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant no later than 4:00 p.m., Eastern time, on any Business Day, in order to receive that day’s NAV. Orders to redeem shares of each Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m. Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (i.e., “T+3”). However, as discussed in the Regular Holidays section, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver

51

redemption proceeds. Pursuant to an order of the SEC, the Company will make delivery of in-kind redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m. Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change from time to time, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m. Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire Fund Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such shares, Fund Securities or Cash Component and the value of the cash collateral.

Because the Portfolio Securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on NYSE Arca is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the U.S. Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

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Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2011 and 2012, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2011

Brazil
January 25	April 21	October 12
March 7	April 22	November 2
March 8	June 23	November 15
March 9	September 7	December 30
Chilé
April 22	October 10
June 27	October 31
August 15	November 1
September 19	December 8
China
January 3	February 7	May 2	October 4
February 2	February 8	June 6	October 5
February 3	April 4	September 12	October 6
February 4	April 5	October 3	October 7
Colombia
January 10	June 6	August 15	December 8
March 21	June 27	October 17
April 21	July 4	November 7
April 22	July 20	November 14
The Czech Republic
April 25	October 28
July 5	November 17
July 6	December 26
September 28
Egypt
January 9	May 1	November 7
January 25	August 31	November 8
February 15	September 1	November 26
April 24	October 6
April 25	November 6

The Egyptian market is closed every Friday.

India
January 26	April 14	September 1	November 10
February 16	April 22	September 30	December 6
March 2	May 17	October 6
April 1	August 15	October 26
April 4	August 19	October 27
April 12	August 31	November 7

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Indonesia
February 3	June 29	September 1
February 15	August 17	September 2
April 22	August 29	December 26
May 17	August 30
June 2	August 31
Malaysia
January 20	February 15	September 1	December 26
February 1	May 2	September 16
February 2	May 17	October 26
February 3	August 30	November 7
February 4	August 31	November 28
Mexico
February 7	September 16
March 21	November 2
April 21	November 21
April 22	December 12
Morocco
January 11	November 7
February 16	November 18
February 17
August 31
Peru
April 21	July 29
April 22	August 30
June 29	November 1
July 28	December 8
The Philippines
April 21	November 1
April 22	November 30
August 29	December 30
Poland
January 6	July 1
April 22	August 15
April 25	November 1
May 3	November 11
June 23	December 26
Russia
January 3	January 7	March 7	June 13
January 4	January 10	March 8	November 3
January 5	February 22	May 2	November 4
January 6	February 23	May 9
South Africa
March 21	May 2	December 26
April 22	June 16
April 25	August 9
April 27	December 16
South Korea
February 2	May 5	September 12
February 3	May 10	September 13
February 4	June 6	October 3
March 1	August 15	December 30
Taiwan
January 31	February 7	June 6
February 1	February 28	September 12
February 2	April 4	October 10
February 3	April 5
February 4	May 2
Thailand
January 3	April 14	May 16	August 12
February 18	April 15	May 17	October 24
April 6	May 2	July 1	December 5
April 13	May 5	July 15	December 12
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2012

Brazil
January 20	April 6	October 12	December 24
January 25	May 1	November 2	December 25
February 20	July 9	November 15	December 31
February 21	September 7	November 20
Chilé
April 6	July 2	October 15
May 1	August 15	November 1
May 21	September 18	December 25
June 4	September 19	December 31
China
January 2	January 30	May 7	October 4
January 16	January 31	May 28	October 5
January 23	February 20	July 4	October 8
January 24	May 1	September 3	November 12
January 25	May 2	October 1	November 22
January 26	May 3	October 2	December 25
January 27	May 4	October 3
Colombia
January 9	May 21	August 7	December 25
March 19	June 11	August 20	December 31
April 5	June 18	October 15
April 6	July 2	November 5
May 1	July 20	November 12
The Czech Republic
April 9	July 6	December 26
May 1	September 28	December 31
May 8	December 24
July 5	December 25
Egypt
January 1	May 1	August 20	November 15
April 15	July 1	August 21
April 16	July 23	October 25
April 25	August 19	October 28

The Egyptian market is closed every Friday.

India
January 26	April 6	August 18	October 24
February 20	April 14	August 20	October 27
March 8	May 1	August 22	November 13
March 23	June 30	September 19	November 15
April 2	July 2	September 29	November 28
April 4	August 15	October 2	December 25
Indonesia
January 23	June 18	August 23	December 24
February 6	August 17	August 24	December 25
March 23	August 20	October 26	December 26
April 6	August 21	November 15	December 31
May 17	August 22	November 16
Malaysia
January 2	May 1	August 20	November 15
January 23	May 7	August 21	December 25
January 24	May 30	August 31
February 1	May 31	October 26
February 6	June 2	November 13

Mexico
February 6	April 6	November 20
March 19	May 1	December 12
March 21	November 2	December 25
April 5	November 19

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Morocco
January 11	August 14	November 6
February 6	August 20	November 15
May 1	August 21
July 30	October 26
Peru
April 5	August 30	December 25
April 6	October 8	December 31
May 1	November 1
June 29	December 24
The Philippines
April 5	June 12	November 2	December 31
April 6	August 20	November 30
April 9	August 21	December 24
May 1	November 1	December 25
Poland
April 6	June 7	December 26
April 9	August 15
May 1	November 1
May 3	December 25
Russia
January 2	January 9	April 30	November 5
January 3	February 23	May 1	December 31
January 4	February 24	May 9
January 5	March 8	June 11
January 6	March 9	June 12
South Africa
January 2	April 27	December 17
March 21	May 1	December 25
April 6	August 9	December 26
April 9	September 24
South Korea
January 23	April 12	August 15	December 25
January 24	May 1	October 1	December 31
March 1	May 28	October 3
April 5	June 6	December 19
April 11	July 17	December 20
Taiwan
January 19	January 25	May 1
January 20	January 26	October 10
January 23	February 28
January 24	April 4
Thailand
January 2	April 16	August 3	December 10
March 8	May 1	August 13	December 31
April 6	May 7	October 23
April 13	June 4	December 5

Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose stocks comprise the Fund. In the calendar years 2011* and 2012*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles for the Fund as follows:

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2011
Country	Trade Date	Settlement Date	Number of Days to Settle
China	01/28/11	02/09/11	12
	01/31/11	02/10/11	10
	02/01/11	02/11/11	10
	09/28/11	10/10/11	12
	09/29/11	10/11/11	12
	09/30/11	10/12/11	12
Indonesia	08/24/11	09/05/11	12
	08/25/11	09/06/11	12
	08/26/11	09/07/11	12
Malaysia	01/27/11	02/07/11	11
	01/28/11	02/08/11	11
	01/31/11	02/09/11	9
	08/25/11	09/02/11	8
	08/26/11	09/05/11	10
	08/29/11	09/06/11	8
Russia	12/28/11	01/10/12	13
	12/29/11	01/11/12	13
	12/30/11	01/12/12	13
South Africa	03/14/11	03/22/11	8
	03/15/11	03/23/11	8
	03/16/11	03/24/11	8
	03/17/11	03/25/11	8
	03/18/11	03/28/11	10
	04/15/11	04/26/11	11
	04/18/11	04/28/11	10
	04/19/11	04/29/11	10
	04/20/11	05/03/11	13
	04/21/11	05/04/11	13
	04/26/11	05/05/11	9
	04/28/11	05/06/11	8
	04/29/11	05/09/11	10
	06/09/11	06/17/11	8
	06/10/11	06/20/11	10
	06/13/11	06/21/11	8
	06/14/11	06/22/11	8
	06/15/11	06/23/11	8
	08/02/11	08/10/11	8
	08/03/11	08/11/11	8
	08/04/11	08/12/11	8
	08/05/11	08/15/11	10
	08/08/11	08/16/11	8
	12/09/11	12/19/11	10
	12/12/11	12/20/11	8
	12/13/11	12/21/11	8
	12/14/11	12/22/11	8
	12/15/11	12/23/11	8
	12/19/11	12/27/11	8
	12/20/11	12/28/11	8
	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
57

2011
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/23/11	01/03/12	11
Taiwan	01/27/11	02/08/11	12
	01/28/11	02/09/11	12
Thailand	04/08/11	04/18/11	10
	04/11/11	04/19/11	8
	04/12/11	04/20/11	8
2012
Country	Trade Date	Settlement Date	Number of Days to Settle
China	01/18/12	02/01/12	14
	01/19/12	02/02/12	14
	01/20/12	02/03/12	14
	04/26/12	05/08/12	12
	04/27/12	05/09/12	12
	05/30/12	05/16/12	10
	09/26/12	10/09/12	13
	09/27/12	10/10/12	13
	09/28/12	10/11/12	13
The Czech Republic	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Egypt	08/14/12	08/22/12	8
	08/15/12	08/23/12	8
	08/16/12	08/24/12	8
Indonesia	08/14/12	08/27/12	13
	08/15/12	08/28/12	13
	08/16/12	08/29/12	13
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
The Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
South Africa	03/14/12	03/22/12	8
	03/15/12	03/23/12	8
	03/16/12	03/26/12	10
	03/19/12	03/27/12	8
	03/20/12	03/28/12	8
	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	04/04/12	04/13/12	9
	04/05/12	04/16/12	11
	04/20/12	04/30/12	10
	04/23/12	05/02/12	9
	04/24/12	05/03/12	9
	04/25/12	05/04/12	9
58

2012
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/26/12	05/07/12	11
	04/30/12	05/08/12	8
	08/02/12	08/10/12	8
	08/03/12	08/13/12	10
	08/06/12	08/14/12	8
	08/07/12	08/15/12	8
	08/08/12	08/16/12	8
	09/17/12	09/25/12	8
	09/18/12	09/26/12	8
	09/19/12	09/27/12	8
	09/20/12	09/28/12	8
	09/21/12	10/01/12	10
	12/10/12	12/18/12	8
	12/11/12	12/19/12	8
	12/12/12	12/20/12	8
	12/13/12	12/21/12	8
	12/14/12	12/24/12	10
	12/18/12	12/27/12	9
	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
	12/24/12	01/02/13	9
Taiwan	01/17/12	01/27/12	10
	01/18/12	01/30/12	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and 90% of its net tax-exempt income, and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

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Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

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Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the U.S. federal dividends received deduction for corporations, although such amounts are not expected to be significant for the Fund.

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales

61

charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Company, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

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Qualified Dividend Income. Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States (where the dividends are paid with respect to such stock)). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.

A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. The maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Issues Related to India and Mauritius Taxes

This discussion does not address the effect on investors, including residents of India, citizens of India (whether resident or non-resident in India or other countries, including the United States), of holding shares of the Fund. Investors should consult their own tax advisors as to these issues based upon their own personal situations.

Indian tax matters discussed herein are based on the provisions of the ITA, the provisions of the DTAA and other laws currently in force as of the date of this SAI. All such laws and the DTAA are subject to prospective and retrospective legislative amendment, administrative rulings and judicial review.

The Fund will invest in India through the Subsidiary. For U.S. federal income tax purposes, the Subsidiary has elected to be treated as an entity disregarded from its owner. Thus, for U.S. federal tax purposes, any income or loss realized by the Subsidiary will be treated as realized by the Fund. Therefore, any investment made by the Fund into the Subsidiary and any distributions received by the Fund from the Subsidiary are disregarded for U.S. federal tax purposes. Furthermore, there is no tax on the Fund’s investment in the Subsidiary or on distributions made from the Subsidiary to the Fund.

No investor will be subject to taxation in India unless such investor is a resident of India or if a non-resident, has an Indian source income or income received (whether accrued or otherwise) in India. The taxation of the Subsidiary and the Fund in

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India is governed by the provisions of the ITA, read with the provisions of the DTAA. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the DTAA. In order to claim the beneficial provisions of the DTAA, the Subsidiary must be a tax resident of Mauritius. Because the Subsidiary is a tax resident of Mauritius, only the Subsidiary would be subject to Indian taxes.

It is expected that the Fund will not be subject to tax in India on any income distribution made to it. On the assumption that all investments of the Fund in India will be through the Subsidiary (entitled to DTAA benefits as described above) and will have no permanent establishment in India, the Fund should not be subject to any taxation in India on any gain realized on the disposal, repurchase or redemption of shares.

The Central Board of Direct Taxes in India in its Circular 789, issued on April 13, 2000, concluded that a valid residence certificate issued by the Mauritius authorities demonstrated Mauritian residency for purposes of establishing eligibility to qualify for benefits under the DTAA. The Circular was subject to judicial challenge in India by those asserting that the standards for establishing Mauritian residency for purposes of the obtaining such a certificate were insufficient to establish residency for purposes of the DTAA. The Circular was successfully overturned in certain lower Indian courts but was eventually upheld by the highest applicable court, the Supreme Court of India, on October 7, 2003, accordingly the Subsidiary should be eligible for benefits under the DTAA. However, recently issued rulings suggest that a number of factors are being considered by the Indian tax administration when assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company and the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem to be very aggressive towards structures involving offshore funds investing directly or indirectly in India, in particular from Mauritius.

The Subsidiary has been incorporated in Mauritius and has obtained a tax residency certificate from the Mauritius authorities that establishes its residency in Mauritius under the DTAA. The certificate must be renewed annually. The Fund will expect the Subsidiary to maintain its Mauritius tax residency, but it cannot be assured that the Mauritius authorities will successfully renew its certificate of tax residence annually or that it will continue to be eligible to the DTAA benefits.

The Subsidiary holds a Category 1 Global Business License issued by the Financial Services Commission of Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of foreign tax credits which allows a tax credit against Mauritian taxes for foreign tax on a Mauritian entity’s foreign source income effectively reduces the Mauritius income tax rate to a maximum of 3% because the system presumes, in the absence of evidence, that the foreign tax paid is equal to 80% of the Mauritian tax. Further, the Subsidiary is not subject to capital gains tax in Mauritius nor is it subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius.

The Subsidiary will attempt to abide by the requirements of the DTAA, to maintain its residency in Mauritius, and to ensure that management and control of the Subsidiary remain in Mauritius. Therefore, so long as the DTAA is in force, the Subsidiary expects to continue to enjoy the benefits provided under the DTAA but this cannot be assured. The Indian press has recently reported that India is seeking to renegotiate the DTAA. It is therefore uncertain whether the terms of this treaty will be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to the Subsidiary could result in the Subsidiary and indirectly the Fund being subject to Indian income taxes, withholding taxes, and other taxes, as well as being subject to administrative or judicial assertion of such tax liabilities by the tax authorities of India. This could significantly reduce the return of the Fund on its investments and the return received by Fund shareholders. Further, it is possible even with renegotiation of the DTAA that the Indian tax authorities may seek to take the position that the Fund is not entitled to the benefits of the DTAA.

The Subsidiary is expected to have income in the form of capital gains, income from dividends and income from interest. The Indian tax consequences for the Subsidiary on account of the application of the DTAA, read with the provisions of the ITA, would be as follows:

  Capital gains resulting from the sale of Indian securities (including depositary receipts issued by Indian companies) will not be subject to tax in India, provided the Subsidiary does not have Permanent Establishments (“PE”) in India;
  Dividends on shares received from an Indian company on which dividend distribution tax has been paid are exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a dividend distribution tax at the rate of 16.609%; and
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  Interest paid to the Subsidiary in respect of the debt obligations of Indian issuers will be subject to Indian income tax. The tax rate in the case of rupee-denominated debt obligations is 42.23%. In the case of foreign currency-denominated debt obligations, the tax rate is 21.115%.

In the event that the benefits of the DTAA are not available to the Subsidiary, or if the Subsidiary is held to have PE in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows:

  Long-term capital gains (being gains on sale of securities held for a period of more than twelve months) listed on a recognized stock exchange would not be taxable in India provided Securities Transaction Tax (“STT”) has been paid on the same (as discussed below);
  Short-term capital gains (being gains on sale of securities held for a period of twelve months or less) from the sale of Indian securities listed on a recognized stock exchange will be taxed at the rate of 15.836% provided STT has been paid on the same;
  Capital gains realized on sale of listed equity shares not executed on a recognized stock exchange in India and other Indian-listed securities would be taxed at the rate of 10.558% for long-term gains and at 42.23% in the case of short-term gains;
  Short-term capital gains arising to the Subsidiary from the sale of unlisted securities will be taxed at the rate of 42.23% and long-term capital gains will be taxed at the rate of 21.115%; and
  Capital gains arising from the transfer of depositary receipts outside India between non-resident investors will not be subject to tax in India.

In a ruling issued by the Authority for Advance Rulings in India, gains earned by a private equity fund based in Mauritius were held to be “business income.” It is possible that the Indian tax authorities may take a similar view in the case of the Subsidiary. In that event, such gains will not be taxable in India so long as the Fund/Subsidiary do not have a PE in India. In the event that the Fund/Subsidiary are held to have a PE in India, gains attributable to the PE would be taxable in India at the rate of 42.23%.

Indian Minimum Alternative Tax

In the event that the benefits of the DTAA are not available to the Subsidiary, or if the Subsidiary is held to have PE in India, the Subsidiary may be subject to a Minimum Alternate Tax (“MAT”). In the event that a company’s tax liability is less than 18% of its book profits, then instead of paying income tax at rates provided otherwise under the ITA, the company will pay MAT on the adjusted book profits as prescribed below:

Companies	For taxable income exceeding INR 10 million	For taxable income less than or equal to INR 10 million
Indian company	19.93%	18.54%

Foreign company having a permanent establishment in India (including a branch and a project office)	19.00%	18.54%

Indian Securities Transaction Tax

All transactions entered on a recognized stock exchange in India will be subject to STT levied on the transaction value. In the case of the purchase/sale of listed equity shares which is settled by way of actual delivery or transfer of the equity share, STT will be levied at the rate of 0.125% on both the buyer and seller of the equity share. For sale of equity shares settled otherwise than by way actual delivery or transfer of the equity share, STT will be levied at the rate of 0.025% on the seller of the equity share. A seller of derivatives would be subjected to an STT of 0.017%. The STT can be set off against business income tax calculated as per provisions of ITA.

The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA. Any change in the DTAA’s application could have a material adverse affect on the returns of the

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Fund. Further, it is possible that the Indian tax authorities may seek to take the position that the Fund is not entitled to the benefits of the DTAA.

The Direct Taxes Code, 2010

The New Taxes Code has been recently tabled before the Lok Sabha (the lower house of the Indian Parliament), which, if enacted, will replace the existing ITA with effect from April 1, 2012. The New Taxes Code proposes several changes in the tax regime and administration thereof. There are several provisions therein which may severely impact the proposed structure. They are as follows:

  General anti-avoidance rules would apply (depending on rules yet to be framed by the Indian government) where foreign entities claiming the benefit of a tax treaty lack commercial substance in their country of incorporation. In cases where such anti-avoidance provisions are successfully invoked, the provisions of applicable tax treaties would be overridden.
  Specific rules with respect to the documentation to be provided by a foreign entity which claims the benefit of a tax treaty into which India entered. In particular, the current draft of the New Taxes Code provides that a person shall be entitled to claim relief under the relevant tax treaty only upon receipt of a tax residency certificate in the “prescribed form.” Currently, there is no guidance on what the “prescribed form” is. This seems to suggest that a certificate of residence would be the minimum requirement for treaty entitlement.
  The Subsidiary can be considered to be a resident in India if its place of effective management at any time in the year is in India. “Place of effective management” is defined in the New Taxes Code as (i) the place where the board of directors of the company or its executive directors, as the case may be, make their decisions; or (ii) in a case where the board of directors routinely approve the commercial and strategic decisions made by the executive directors or officers of the company, the place where such executive directors or officers of the company perform their functions.

Excess Inclusion Income. Under current law, the Fund will block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their

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deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If the Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

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In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

For taxable years beginning before January 1, 2012, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” are not treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distribution is subject to 30% withholding by the Fund and is treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution is treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2011, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014 to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information, including the name, address and taxpayer identification number of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S.

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accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2011, with a lookthrough rule applying before such date.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111 serves as the Company’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

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IS-SAI-EEMV-1011

iShares® , Inc.

Statement of Additional Information

Dated October 7, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares, Inc. (the “Company”):

Fund	Ticker	Stock Exchange
iShares MSCI All Country World Minimum Volatility Index Fund (the “Fund”)	ACWV	NYSE Arca

The Prospectus for the Fund is dated October 7, 2011, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (the “Distributor”), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund’s Prospectus is incorporated by reference to this SAI.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).

i

ii

iii

General Description of the Company and the Fund

The Company currently consists of more than 35 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”) representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. The Fund is managed by BlackRock Fund Advisors (“BFA”), a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock, Inc.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Company reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Company a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs for cash creations or redemptions may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Company reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the Underlying Index.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a non-U.S. currency. The Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or

2

if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Futures and Options. Futures contracts and options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. On February 11, 2011, however, the Commodity Futures Trading Commission (“CFTC”) proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. If these regulatory changes are ultimately adopted by the CFTC, the Fund may be subject to the CFTC registration requirements, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Fund expenses. BFA may also be subject to CFTC regulation if the Fund is deemed to be a commodity pool. Other potentially adverse regulatory initiatives could also develop.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

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Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities lent out by the Fund will not be qualified dividend income. The Fund takes the tax effects of this difference into account in its securities lending program.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company’s Board of Directors (the “Board” or the “Directors”). To the extent that the Fund engages in securities lending, BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund’s investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability

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which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover

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the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Inc., or “A-1” by Standard & Poor’s® (a subsidiary of The McGraw-Hill Companies, Inc.) (“S&P® ”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

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Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Mid-Capitalization Companies Risk. Many of the companies in which the Fund may invest are considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Risks of Equity Securities. An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and

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the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Fund’s Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Investing in Asia. Investments in securities of certain Asian issuers involves risks not typically associated with investments in securities of issuers in developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Certain Asian countries in which the Fund invests, including Indonesia and the Philippines, have democracies with relatively short histories, increasing the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North and South Korea each have substantial military capabilities, and historical local tensions between the two present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities markets. Increased political and social unrest in these geographic areas could adversely affect the performance of the Fund’s investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on

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the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting the Fund’s investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign direct investment and could negatively impact the long-term growth of the economy of this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region, which may adversely impact the market value of the securities issued by companies in the region, including securities in which the Fund invests.

Risks of Investing in Central and South America. The economies of certain MSCI All Country World Index (the “MSCI ACWI Index”) countries are affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region and on some economies of the MSCI ACWI Index countries.

Risks of Investing in Emerging Markets Securities. The Fund may invest in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

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Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risks of Investing in Europe. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and possible default on government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro.

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in

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connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Investing in the Consumer Discretionary Sector. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Risks of Investing in the Consumer Staples Sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences and production spending. Companies in the consumers staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumers staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies and seasonal and weather conditions.

Risks of Investing in the Energy Sector. Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts and technological change. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. In addition, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.

Risks of Investing in the Financials Sector. Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financials industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies continue to revise their outlooks and write down assets that they hold.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant

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adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund invests, including recent legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and recent legislation on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financials businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.

The profitability of banks, savings and loan associations and finance companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company’s financial condition or prospects, could adversely affect its business.

Risks of Investing in the Health Care Sector. Companies in the health care sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and may diminish the opportunity for a company to profit from a new product or to bring a new product to market. Many health care-related companies are relatively small and unseasoned. Health care companies may also be strongly affected by scientific bio-technology or technological developments and their products may quickly become obsolete. Also, many health care companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. A number of legislative proposals concerning health care have been introduced or considered by the U.S. Congress and other governments in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on health care-related or biotechnology-related companies.

Risks of Investing in the Industrials Sector. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risks of Investing in the Information Technology Sector. The Fund invests in information technology companies, which face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

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Risks of Investing in the Materials Sector. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations, exchange rates and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Risks of Investing in the Telecommunications Sector. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.

Risks of Investing in the Utilities Sector. Investments in utilities involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing the specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).

Volatility Risk. The value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV. Although the Underlying Index was created to seek lower volatility than MSCI ACWI Index, there is no guarantee that these strategies will be successful. The Fund’s name reflects the name of the Underlying Index as provided by the Index Provider. However, the Index Provider may be unsuccessful in creating an index that minimizes volatility, and there is a risk that the Fund may experience more than minimum volatility. Securities in the Fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund.

Proxy Voting Policy

The Company has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Company has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory

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changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

  The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
  The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
  The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other

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support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of the Fund’s investment adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Company’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

The MSCI Indexes

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world’s developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free-float adjusted market capitalization in each market of large, mid and small cap securities.

  MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market’s free-float adjusted market capitalization.
  MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.
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MSCI Global Investable Market Indexes

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of May 30, 2011, 24 are classified as developed markets, 21 as emerging markets, and 26 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.

Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

  Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
  Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.

Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Weighting. All indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).

Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free-float adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI’s free-float adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a

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free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. MSCI independently monitors the exchange rates on all its indices. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.

Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

  Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
  Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
  Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.

MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.

MSCI Global Minimum Volatility Indexes

MSCI Global Minimum Volatility Indexes are designed to reflect lower volatility or lower risk than the capitalization-weighted indexes on which they are based. The indexes aim to reflect the performance of equity portfolios that have the lowest absolute volatility for a given set of investment constraints. Each MSCI Global Minimum Volatility Index seeks lower volatility than the comparable capitalization-weighted MSCI Global Standard Index.

Historically, relative to the MSCI Global Standard Index, the MSCI Global Minimum Volatility Indexes have demonstrated (i) lower portfolio beta; (ii) lower portfolio volatility; (iii) lower market capitalization bias; and (iv) bias towards securities with lower distinctive risk.

The MSCI Global Minimum Volatility Indexes begin with an existing capitalization-weighted MSCI Global Standard Index for a geographic region, which will serve as the universe of eligible securities for performing total risk optimization. After identifying the investor’s base currency, the optimization is performed by applying a security covariance matrix estimated from Barra’s multi-factor risk model to determine weights for securities in the index that minimizes total risk of the MSCI Global Standard Index for a given set of constraints. The following investment constraints apply in constructing the MSCI Global Minimum Volatility Indexes:

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  The maximum weight of an index constituent will be the lower of 1.5% or 20 times its weight in the MSCI Global Standard Index;
  The minimum weight of an index constituent will be 0.05%;
  For countries in the MSCI Global Standard Index with weight greater than or equal to 2.5%, the MSCI Global Minimum Volatility Indexes weight will not deviate by more than ±5% of its weight in the MSCI Global Standard Index;
  For countries in the MSCI Global Standard Index with weight less than 2.5%, the maximum MSCI Global Minimum Volatility Indexes weight will be three times its weight in the MSCI Global Standard Index;
  Sector weights will not deviate by more than ±5% from its weight in the MSCI Global Standard Index;
  Exposure to risk indices from Barra’s multi-factor risk model, including (i) Momentum; (ii) Value; (iii) Size; (iv) Size Nonlinearity; (v) Growth; (vi) Liquidity; and (vii) Financial Leverage will be limited to ±0.25 standard deviations relative to the MSCI Global Standard Index; exposure to the volatility risk index will be unlimited; and
  The maximum one-way turnover will be 10%.
MSCI conducts SAIRs of the MSCI Global Minimum Volatility Indexes at the end of May and November, coinciding with the semi-annual reviews of the MSCI Global Standard Indexes. The security covariance matrix used in the optimization for MSCI Global Minimum Volatility Indexes is taken as of the end of April and October. Generally, the MSCI Global Minimum Volatility Indexes will follow the event maintenance of the MSCI Global Standard Index. Initial public offerings (IPOs) and other newly listed securities will only be considered for inclusion in the MSCI Global Minimum Volatility Indexes at the next semi-annual index review, even if they qualify for early inclusion in the MSCI Global Standard Index. There will be no early inclusion of new securities in the MSCI Global Minimum Volatility Indexes, except when a new security is the result of an event affecting an existing index constituent, such as a merger or spin-off. An index constituent will be deleted from the MSCI Global Minimum Volatility Indexes following a corporate event or following a quarterly review of the MSCI Global Standard Index in which the index constituent is simultaneously deleted from the MSCI Global Standard Index.

MSCI All Country World Minimum Volatility Index

Number of Components: approximately 272

Index Description. The MSCI All Country World Minimum Volatility Index measures the combined performance of equity securities in both emerging and developed markets that have lower absolute volatility. Component companies include consumer staples, financials and health care companies. Each security included in the Underlying Index is a current constituent of the MSCI ACWI Index.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

Additional Information. “MSCI” and “MSCI All Country World Minimum Volatility Index” are service marks of MSCI Inc. and have been licensed for use by BTC. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. Nor does MSCI Inc. make any representation regarding the advisability of investing in the Fund.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and the Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Underlying Index

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concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

  The frequency of trades and quotes for the security;
  The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
  Dealer undertakings to make a market in the security; and
  The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Underlying Index or in Depositary Receipts representing securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may,

19

depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Directors and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 229 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman.

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Interested Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[1] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
George G.C. Parker (72)	Director (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).
Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).
John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).
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Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (54)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).
Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).
Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).
Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund and the other funds in the Company (and any predecessor funds), other investment funds, public

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companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Robert Kapito has been a Director of the Company since 2009. Mr. Kapito has served as a Trustee of iShares Trust since 2009, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions® . Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is also President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Director of the Company since 2010 and President of the Company since 2007. Mr. Latham served as Principal Financial Officer of the Company from 2002 until 2007. Mr. Latham has served as a Trustee of iShares Trust since 2010, President of iShares Trust since 2007, Principal Financial Officer of iShares Trust from 2002 until 2007, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and President of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock’s iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock’s iShares exchange-traded fund business for the United States and Canada and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

George G.C. Parker has been a Director of the Company since 2002 and Chairman of the Company’s Board since 2010. Mr. Parker served as Lead Independent Director of the Company from 2006 until 2010 and Chairman of the Nominating and Governance Committee for the Company from 2002 until 2010. Mr. Parker has served as a Trustee of iShares Trust since 2000, Chairman of iShares Trust’s Board since 2010, Lead Independent Director of iShares Trust from 2006 until 2010, Chairman of the Nominating and Governance Committee for iShares Trust from 2002 until 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of iShares MSCI Russia Capped Index Fund, Inc.’s Board since 2010. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) at the Stanford Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and Ph.D. degree from the Stanford Graduate School of Business.

John E. Martinez has been a Director of the Company since 2003. Mr. Martinez has served as a Trustee of iShares Trust since 2003 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Martinez is a Director of EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Director of the Company since 2005. Ms. Herbert has served as a Trustee of iShares Trust since 2005 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. She is Director of the Board of the Catholic

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Charities CYO, among the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1994, which she chaired from 1994 to 2005. She is a Trustee of the Thacher School since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Director of the Company since 2005 and Chairman of the Audit Committee of the Company since 2006. Mr. Hurty has served as a Trustee of iShares Trust since 2005, Chairman of the Audit Committee of iShares Trust since 2006, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Audit Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Director of the Company since 2005 and Chairman of the Nominating and Governance Committee of the Company since 2010. Mr. Kerrigan has served as a Trustee of iShares Trust since 2005, Chairman of the Nominating and Governance Committee of iShares Trust since 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Nominating and Governance Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston College and is a Chartered Financial Analyst.

Robert H. Silver has been a Director of the Company since 2007. Mr. Silver has served as a Trustee of iShares Trust since 2007 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc., the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the Depository Trust and Clearing Corporation (“DTCC”) and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee since 2001 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA at KPMG LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Madhav V. Rajan has been a Director of the Company since 2011. Mr. Rajan has served as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2011. Mr. Rajan is the Gregor G. Peterson Professor of Accounting at the Stanford Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds an MS, MBA and Ph.D. in Accounting from Carnegie Mellon University.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of nine members, seven of whom are Independent Directors (defined below). The Board

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currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors meet regularly outside the presence of management, in executive session or with other service providers to the Company.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Directors and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Directors have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Company, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Directors. Each Director who is not an interested person (as defined in the 1940 Act) of the Company (“Independent Director”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met five times during the fiscal year ended August 31, 2011.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors, members or chairpersons of committees of the Board, Lead Independent Director, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Directors. The Nominating and Governance Committee met five times during the fiscal year ended August 31, 2011.

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The following table sets forth, as of December 31, 2010, the dollar range of equity securities beneficially owned by each Director in the Fund and in other registered investment companies overseen by the Director within the same family of investment companies as the Company. If a fund is not listed below, the Director did not own any securities in that fund as of the date indicated above:

Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert Kapito	None	None	None

Michael Latham	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	Over $100,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	Over $100,000
	iShares MSCI BRIC Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI EAFE Value Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	Over $100,000
	iShares Russell 3000 Index Fund	Over $100,000
	iShares Russell 3000 Value Index Fund	Over $100,000
	iShares Russell Microcap Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000

John E. Martinez	iShares Barclays TIPS Bond Fund	Over $100,000	Over $100,000
	iShares MSCI All Country Asia ex Japan Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Global Consumer Staples Sector Index Fund	Over $100,000

George G.C. Parker	iShares Barclays Aggregate Bond Fund	Over $100,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares S&P 100 Index Fund	Over $100,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond Fund	$10,001-$50,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	$1-$10,000
	iShares JPMorgan USD Emerging Markets Bond Fund	$1-$10,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Pacific ex-Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P MidCap 400 Growth Index Fund	$10,001-$50,000

Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P Global Energy Sector Fund	$1-$10,000
	iShares S&P Global Technology Sector Index Fund	$1-$10,000
	iShares S&P North American Technology-Multimedia Networking Index Fund	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	Over $100,000

Robert H. Silver	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays 1-3 Year Treasury Bond Fund	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares Dow Jones U.S. Financial Services Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI ACWI ex US Index Fund	Over $100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Growth Index Fund	$50,001-$100,000
	iShares Russell 2000 Index Fund	$1-$10,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares Russell 3000 Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000
	iShares S&P/Citigroup International Treasury Bond Fund	$1-$10,000

Madhav V. Rajan[1]	None	None	None

Darrell Duffie[2]	None	None	None

[1]	Appointed to serve as Director effective May 16, 2011.
[2]	Served as Director through March 19, 2011.

As of December 31, 2010, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Directors. For the calendar year ended December 31, 2010, the Company paid each Independent Director $73,333 for meetings of the Board attended by the Director. Effective January 1, 2011, the Company pays each Independent Director $83,333 for meetings of the Board attended by the Director. The Company also pays Charles Hurty an annual fee of $13,333 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $16,667 for service as the Board’s Lead Independent Director (now, Independent Chairman). John Martinez, John Kerrigan and Cecilia Herbert are also each entitled to $10,000 (plus an additional $1,765 paid to compensate for taxes due in Mauritius) for his or her service as a director of subsidiaries of the Company and iShares Trust. The Company pays John Kerrigan an annual fee of $5,000 for service as the Chairperson of the Board’s Nominating and Governance Committee. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

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The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2010:

Name of Interested Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex[3]
Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	Robert S. Kapito and Michael Latham were not compensated by the Company due to their employment with BlackRock, Inc. during the time period reflected in the table.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.

The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2010:

Name of Independent Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex[3]
George G.C. Parker	$90,000	Not Applicable	Not Applicable	$270,000
John E. Kerrigan	77,083	Not Applicable	Not Applicable	243,015
Charles A. Hurty	86,666	Not Applicable	Not Applicable	260,000
Cecilia H. Herbert	73,333	Not Applicable	Not Applicable	231,765
Robert H. Silver	73,333	Not Applicable	Not Applicable	220,000
Darrell Duffie[4]	73,333	Not Applicable	Not Applicable	220,000
John E. Martinez	73,333	Not Applicable	Not Applicable	231,765

[1]	Compensation is not shown for Madhav V. Rajan because he was appointed to serve as Independent Director of the Company effective May 16, 2011.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.
[4]	Served as Director through March 19, 2011.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it has not commenced operations as of the date of this SAI.

Potential Conflicts of Interest. Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”), each has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of Barclays and its affiliates (collectively, the “Barclays Entities”), with respect to the Fund and/or other accounts managed by BlackRock, PNC or Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its

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shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or Barclays Entities are performing services or when position limits have been reached.

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In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates or Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a Barclays Entity may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate or Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different

32

accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes

33

such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or Barclays Entities reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates or by a Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. The Fund also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and Barclays Entities will be as favorable as those terms offered to other index licensees.

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BlackRock and its Affiliates and Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Company, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc., and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Company and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement, BFA may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

For its investment advisory services, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI ACWI ex US Index Fund, iShares MSCI ACWI Index Fund, iShares MSCI All Country World Minimum Volatility Index Fund, iShares MSCI EAFE Index Fund and iShares MSCI EAFE Minimum Volatility Index Fund. The aggregate management fee is calculated as follows: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion.

Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.35%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

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BFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Company. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

Portfolio Managers. As of July 31, 2011, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

Rene Casis
Types of Accounts	Number	Total Assets
Registered Investment Companies	185	$337,000,000,000
Other Pooled Investment Vehicles	27	$41,500,000,000
Other Accounts	5	$304,200,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	186	$339,200,000,000
Other Pooled Investment Vehicles	15	$9,200,000,000
Other Accounts	3	$6,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	186	$339,200,000,000
Other Pooled Investment Vehicles	42	$50,600,000,000
Other Accounts	7	$310,100,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of

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those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2011:

Rene Casis
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Greg Savage
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

The discussion below describes the Portfolio Managers’ compensation as of July 31, 2011.

Portfolio Manager Compensation Overview

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash

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bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of July 31, 2011, the Portfolio Managers did not beneficially own shares of the Fund.

Codes of Ethics. The Company, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Company, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Company and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Company, State Street maintains in separate accounts cash, securities and other assets of the Company and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Company, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Financial Intermediary Compensation. BFA and/or BTC and/or their respective subsidiaries (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general (“Payments”). BFA Entities make Payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make Payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services LLC (“FBS”) and Merrill Lynch, Pierce, Fenner & Smith, Inc. (“ML”). Pursuant to BFA Entities’ arrangement with FBS, FBS has agreed to promote iShares funds to FBS’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the “Co-Branded Marketing Program”). BFA Entities have agreed to facilitate the Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities’ arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs Payments to other Intermediaries that are not listed above. BFA Entities may determine to make Payments based on any number of metrics. For example, BFA Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any Payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

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Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined below under Fund Deposit) or sales of Fund Securities (as defined below under Redemption of Creation Units), as applicable. Such transactions may be agreed to at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Following the Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order will typically require the broker or dealer to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities/Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Execution Performance Guarantee”). Such orders may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or its affiliated broker-dealer. The amount payable to the Fund in respect of any Execution Performance Guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

To ensure that an Execution Performance Guarantee will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant is required to deposit an amount with the Fund (the “Execution Performance Deposit”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Deposit Securities, the Fund receives the benefit of the favorable executions and returns to the Authorized Participant the Execution Performance Deposit. If, however, the broker-dealer executing the order is unable to achieve executions in market transactions at a price at least equal to the

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Fund’s valuation of the securities, the Fund retains the portion of the Execution Performance Deposit equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

To ensure that an Execution Performance Guarantee will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer, an Authorized Participant agrees to pay the shortfall amount (the “Execution Performance Offset”). If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the Fund Securities, the Fund receives the benefit of the favorable executions and the Authorized Participant is not called upon to honor the Execution Performance Offset. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the Execution Performance Offset equal to the full amount of the execution shortfall (including any taxes, brokerage, commissions or other costs).

The expected amount of any Execution Performance Deposit or Execution Performance Offset for the Fund will be disclosed in the procedures handbook for Authorized Participants and may change from time to time based on the actual experience of the Fund.

Additional Information Concerning the Company

Capital Stock. The Company currently is comprised of 36 series referred to as funds. Each series issues shares of common stock, par value $0.001 per share. The Company has authorized and issued the following funds as separate series of capital stock: iShares MSCI All Country World Minimum Volatility Index Fund, iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Emerging Markets Minimum Volatility Index Fund, iShares MSCI Emerging Markets Small Cap Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund, iShares MSCI Turkey Investable Market Index Fund, iShares MSCI United Kingdom Index Fund and iShares MSCI USA Index Fund. The Company has authorized for issuance, but is not currently offering for sale to the public, eight additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board the power to establish the number of shares which constitute a Creation Unit or by resolution, restrict the redemption right to Creation Units.

Each share issued by a fund has a pro rata interest in the assets of that fund. The Company is currently authorized to issue 21.85 billion shares of common stock. The following number of shares is currently authorized for each of the funds: iShares MSCI All Country World Minimum Volatility Index Fund, 500 million shares; iShares MSCI Australia Index Fund, 627.8 million shares; iShares MSCI Austria Investable Market Index Fund, 100 million shares; iShares MSCI Belgium Investable Market Index Fund, 136.2 million shares; iShares MSCI Brazil Index Fund, 500 million shares; iShares MSCI BRIC Index Fund, 500 million shares; iShares MSCI Canada Index Fund, 340.2 million shares; iShares MSCI Chile Investable Market Index Fund, 200 million shares; iShares MSCI Emerging Markets Eastern Europe Index Fund, 200 million shares; iShares MSCI Emerging Markets Index Fund, 2 billion shares; iShares MSCI Emerging Markets Minimum Volatility Index Fund, 500 million shares; iShares MSCI Emerging Markets Small Cap Index Fund, 500 million shares; iShares MSCI EMU Index Fund, 1 billion shares; iShares MSCI France Index Fund, 340.2 million shares; iShares MSCI Germany Index Fund, 382.2 million shares; iShares MSCI Hong Kong Index Fund, 250 million shares; iShares MSCI Israel Capped Investable Market Index Fund, 500 million; iShares MSCI Italy Index Fund, 63.6 million shares; iShares MSCI Japan Index Fund, 2.1246 billion shares; iShares MSCI Japan Small Cap Index Fund, 500 million shares; iShares MSCI Malaysia Index Fund, 300 million shares; iShares MSCI Mexico Investable Market Index Fund, 255 million shares; iShares MSCI Netherlands Investable Market Index Fund, 255 million shares; iShares MSCI Pacific ex-Japan Index Fund, 1 billion shares; iShares MSCI Singapore Index Fund, 300 million shares; iShares MSCI South Africa Index Fund, 400 million shares; iShares MSCI South Korea Index Fund, 200 million shares; iShares MSCI Spain Index Fund, 127.8 million shares; iShares MSCI Sweden Index Fund, 63.6 million shares; iShares MSCI Switzerland Index Fund,

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318.625 million shares; iShares MSCI Taiwan Index Fund, 900 million shares; iShares MSCI Thailand Investable Market Index Fund, 200 million; iShares MSCI Turkey Investable Market Index Fund, 200 million; iShares MSCI United Kingdom Index Fund, 934.2 million shares; and iShares MSCI USA Index Fund, 500 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confer upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law. Stockholders have no cumulative voting rights with respect to their shares. Shares of all funds vote together as a single class except that, if the matter being voted on affects only a particular fund or, if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more stockholders may remain a control person of the fund.

In accordance with the Company’s Articles of Restatement dated September 24, 2008, as amended, the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Stockholders may make inquiries by writing to iShares, Inc., c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Company or the Fund. The Company or the Fund may be terminated by a majority vote of the Board, or the affirmative vote of a supermajority of the shareholders of the Company or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Company’s organizational documents provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

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Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the shares of the Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Company issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of October 7, 2011:

Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
200,000	$10,000,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) ( i.e., the Deposit Securities), which constitutes a representation of the securities of the Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Fund currently offers Creation Units for in-kind deposits but reserves the right to utilize a “cash” option for creation of shares.

BFA makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Fund generally no later than 4:00 p.m. Eastern time on any Business Day to receive that day’s NAV (“Closing Time”) (normally 4:00 p.m. Eastern time) on any Business day. On days when the Listing Exchange closes earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor will notify BFA and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. The Custodian shall maintain, or cause any subcustodian to maintain, an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Fund. Deposit Securities must be

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delivered to an account maintained at the Custodian or any applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-off Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time of the regular trading session of the Listing Exchange.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund by 4:00 p.m. Eastern time on any Business Day in order to receive that Business Day’s NAV. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. The time for the submission of purchase orders, as described herein, is referred to as the Fund’s “Cut-off Time.” The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance in accordance with the Company’s standard Cut-off Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance.

Once the Fund has accepted an order, upon next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor and BFA make it impracticable to process purchase orders. The Fund shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three

46

Business Days after trade date). However, as discussed in the Regular Holidays section, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Cash Purchase Method.  Creation Units of each Fund are currently offered partially for cash. Purchases of Creation Units for cash are effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the applicable Business Day. If a purchase consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover costs related to the creation transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$4,200	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no
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assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (as described below). Such Fund Securities and the corresponding cash amount are applicable, subject to any adjustments as described below, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of a specified amount of cash, Fund Securities, plus additional cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a request in proper form, and the value of the specified amount of cash and Fund Securities, less a redemption transaction fee (as described below).

Costs Associated with Redemption Transactions. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$4,200	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant no later than 4:00 p.m. Eastern time on any Business Day, in order to receive that day’s NAV. Orders to redeem shares of each Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

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A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m. Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (i.e., “T+3”). However, as discussed in the Regular Holidays section, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Company will make delivery of in-kind redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges for cash redemptions specified above, to offset the Company’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m. Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available

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funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change from time to time, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m. Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire Fund Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such shares, Fund Securities or Cash Component and the value of the cash collateral.

Because the Portfolio Securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on NYSE Arca is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the U.S. Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

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In calendar years 2011 and 2012, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2011

Australia
January 3	April 25	August 1	December 23
January 26	April 26	August 17	December 26
March 7	May 2	October 3	December 27
March 14	June 6	October 10	December 30
April 22	June 13	November 1
Belgium
April 22	June 13	September 27
April 25	July 11	November 1
June 2	July 21	November 11
June 3	August 15	December 26
Canada
January 3	May 23	September 5	December 27
January 4	June 24	October 10
February 21	July 1	November 11
April 22	August 1	December 26
Chilé
April 22	October 10
June 27	October 31
August 15	November 1
September 19	December 8
China
January 3	February 7	May 2	October 4
February 2	February 8	June 6	October 5
February 3	April 4	September 12	October 6
February 4	April 5	October 3	October 7
The Czech Republic
April 25	October 28
July 5	November 17
July 6	December 26
September 28
Denmark
April 21	June 2
April 22	June 3
April 25	June 13
May 20	December 26
Egypt
January 9	May 1	November 7
January 25	August 31	November 8
February 15	September 1	November 26
April 24	October 6
April 25	November 6

The Egyptian market is closed every Friday.

Finland
January 6	June 2
April 21	June 24
April 22	December 6
April 25	December 26
France
April 22	June 13	November 1
April 25	July 14	November 11
June 2	August 15	December 26

Hong Kong
February 2	April 22	June 6	December 26
February 3	April 25	July 1	December 27
February 4	May 2	September 13
April 5	May 10	October 5

51

Indonesia
February 3	June 29	September 1
February 15	August 17	September 2
April 22	August 29	December 26
May 17	August 30
June 2	August 31
Israel
March 20	May 9	September 28	October 20
April 18	May 10	September 29
April 19	June 7	October 12
April 24	June 8	October 13
April 25	August 9	October 19

The Israeli market is closed every Friday.

Italy
January 6	August 15
April 22	November 1
April 25	December 8
June 2	December 26
Japan
January 3	April 29	July 18	November 3
January 10	May 3	September 19	November 23
February 11	May 4	September 23	December 23
March 21	May 5	October 10
Malaysia
January 20	February 15	September 1	December 26
February 1	May 2	September 16
February 2	May 17	October 26
February 3	August 30	November 7
February 4	August 31	November 28
Morocco
January 11	November 7
February 16	November 18
February 17
August 31
The Philippines
April 21	November 1
April 22	November 30
August 29	December 30
Singapore
February 2	May 2	October 26
February 3	May 17	November 7
February 4	August 9	December 26
April 22	August 30
Spain
April 22
April 25
December 26
Switzerland
April 22	June 13
April 25	August 1
June 2	December 26
Taiwan
January 31	February 7	June 6
February 1	February 28	September 12
February 2	April 4	October 10
February 3	April 5
February 4	May 2
Thailand
January 3	April 14	May 16	August 12
February 18	April 15	May 17	October 24
April 6	May 2	July 1	December 5
April 13	May 5	July 15	December 12
The United Kingdom
January 3	May 2	December 26
April 22	May 30	December 27
April 25	August 29	December 30
April 29	December 23
The United States
January 17	July 4	November 24
February 21	September 5	November 25
April 22	October 10	December 26
May 30	November 11

2012

52

Australia
January 2	April 9	June 11	December 25
January 26	April 25	August 6	December 26
March 5	May 7	August 15
March 12	May 21	October 1
April 6	June 6	November 6
Belgium
April 6	May 18	December 25
April 9	May 28	December 26
May 1	August 15
May 17	November 1
Canada
January 2	May 21	September 3	December 26
January 3	June 25	October 8
February 20	July 2	November 12
April 6	August 6	December 25
Chilé
April 6	July 2	October 15
May 1	August 15	November 1
May 21	September 18	December 25
June 4	September 19	December 31
China
January 2	January 30	May 7	October 4
January 16	January 31	May 28	October 5
January 23	February 20	July 4	October 8
January 24	May 1	September 3	November 12
January 25	May 2	October 1	November 22
January 26	May 3	October 2	December 25
January 27	May 4	October 3
The Czech Republic
April 9	July 6	December 26
May 1	September 28	December 31
May 8	December 24
July 5	December 25
Denmark
April 5	May 17	December 25
April 6	May 28	December 26
April 9	June 5	December 31
May 4	December 24
Egypt
January 1	May 1	August 20	November 15
April 15	July 1	August 21
April 16	July 23	October 25
April 25	August 19	October 28

The Egyptian market is closed every Friday.

Finland
January 6	May 17	December 25
April 6	June 22	December 26
April 9	December 6	December 31
May 1	December 24
France
April 6	May 17	December 26
April 9	August 15
May 1	November 1
May 8	December 25
Hong Kong
January 2	April 6	October 1	December 25
January 23	April 9	October 2	December 26
January 24	May 1	October 23	December 31
April 4	July 2	December 24

Indonesia
January 23	June 18	August 23	December 24
February 6	August 17	August 24	December 25
March 23	August 20	October 26	December 26
April 6	August 21	November 15	December 31
May 17	August 22	November 16

53

Israel
March 8	April 27	September 18	October 7
April 12	May 27	September 25	October 8
April 13	July 29	September 26
April 25	September 16	September 30
April 26	September 17	October 1

The Israeli market is closed every Friday.

Italy
January 6	May 1	December 24
April 6	June 29	December 25
April 9	August 15	December 26
April 25	November 1	December 31
Japan
January 2	April 30	July 16	December 24
January 3	May 3	September 17	December 31
January 9	May 4	October 8
March 20	May 5	November 23
Malaysia
January 2	May 1	August 20	November 15
January 23	May 7	August 21	December 25
January 24	May 30	August 31
February 1	May 31	October 26
February 6	June 2	November 13
Morocco
January 11	August 14	November 6
February 6	August 20	November 15
May 1	August 21
July 30	October 26
The Philippines
April 5	June 12	November 2	December 31
April 6	August 20	November 30
April 9	August 21	December 24
May 1	November 1	December 25
Singapore
January 2	May 5	October 26
January 23	May 7	November 13
April 6	August 9	December 25
May 1	August 20
Spain
January 6	April 9	August 15	December 6
March 20	May 1	October 12	December 25
April 5	May 2	November 1	December 26
April 6	May 15	November 9
Switzerland
January 2	May 1	August 1	December 25
January 6	May 17	August 15	December 26
March 19	May 28	September 6	December 31
April 6	June 7	November 1
April 9	June 29	December 24
Taiwan
January 19	January 25	May 1
January 20	January 26	October 10
January 23	February 28
January 24	April 4
Thailand
January 2	April 16	August 3	December 10
March 8	May 1	August 13	December 31
April 6	May 7	October 23
April 13	June 4	December 5
The United Kingdom
January 2	May 28
April 6	August 27
April 9	December 25
May 7	December 26

The United States
January 2	May 28	November 12
January 16	July 4	November 22
February 20	September 3	December 25
April 6	October 8

54

Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries and regions whose stocks comprise the Fund. In the calendar years 2011* and 2012*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles for the Fund as follows:

2011
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
	04/21/11	04/29/11	8
	12/20/11	12/28/11	8
	12/21/11	12/29/11	8
	12/22/11	01/03/12	12
China	01/28/11	02/09/11	12
	01/31/11	02/10/11	10
	02/01/11	02/11/11	10
	09/28/11	10/10/11	12
	09/29/11	10/11/11	12
	09/30/11	10/12/11	12
Denmark	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
Finland	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
Indonesia	08/24/11	09/05/11	12
	08/25/11	09/06/11	12
	08/26/11	09/07/11	12
Japan	04/27/11	05/06/11	9
	04/28/11	05/09/11	11
	05/02/11	05/10/11	8
Malaysia	01/27/11	02/07/11	11
	01/28/11	02/08/11	11
	01/31/11	02/09/11	9
	08/25/11	09/02/11	8
	08/26/11	09/05/11	10
	08/29/11	09/06/11	8
Singapore	01/28/11	02/07/11	10
	01/31/11	02/08/11	8
	02/01/11	02/09/11	8
Taiwan	01/27/11	02/08/11	12
	01/28/11	02/09/11	12
Thailand	04/08/11	04/18/11	10
	04/11/11	04/19/11	8
	04/12/11	04/20/11	8
The United Kingdom	12/20/11	12/28/11	8
	12/21/11	12/29/11	8
55

2011
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/22/11	01/03/12	12
2012
Country	Trade Date	Settlement Date	Number of Days to Settle
China	01/18/12	02/01/12	14
	01/19/12	02/02/12	14
	01/20/12	02/03/12	14
	04/26/12	05/08/12	12
	04/27/12	05/09/12	12
	05/30/12	05/10/12	10
	09/26/12	10/09/12	13
	09/27/12	10/10/12	13
	09/28/12	10/11/12	13
The Czech Republic	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Denmark	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Egypt	08/14/12	08/22/12	8
	08/15/12	08/23/12	8
	08/16/12	08/24/12	8
Finland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Indonesia	08/14/12	08/27/12	13
	08/15/12	08/28/12	13
	08/16/12	08/29/12	13
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Italy	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
The Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Spain	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Switzerland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10
Taiwan	01/17/12	01/27/12	10
56

2012
Country	Trade Date	Settlement Date	Number of Days to Settle
	01/18/12	01/30/12	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and 90% of its net tax-exempt income, and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

57

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the U.S. federal dividends received deduction for corporations, although such amounts are not expected to be significant for the Fund.

58

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Company, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not

59

anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States (where the dividends are paid with respect to such stock)). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.

A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or,

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in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. The maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Excess Inclusion Income. Under current law, the Fund will block unrelated business taxable income from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

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Passive Foreign Investment Companies. If the Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

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For taxable years beginning before January 1, 2012, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” are not treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distribution is subject to 30% withholding by the Fund and is treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution is treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2011, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014 to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information, including the name, address and taxpayer identification number of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2011, with a lookthrough rule applying before such date.

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The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111 serves as the Company’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

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IS-SAI-ACWV-1011